                                                                    EXHIBIT 10.3

                       SHAREHOLDERS' AND VOTING AGREEMENT

                 THIS SHAREHOLDERS' AND VOTING AGREEMENT (the "Agreement") is made as of October 3, 1996 by and among HOLLYWOOD THEATER HOLDINGS, INC., a Delaware corporation (the "Company"), THE BEACON GROUP III - FOCUS VALUE FUND, L.P., a Delaware limited partnership ("Beacon") and each of the shareholders of the Company executing one of the signature pages attached hereto.

                             W I T N E S S E T H :

                 WHEREAS, as of the date hereof, Beacon is purchasing shares of Series A Convertible Preferred Stock of the Company, par value $.01 per share ("Series A Preferred"), pursuant to a Preferred Stock and Common Stock Purchase Agreement (the "Purchase Agreement");

                 WHEREAS, the Purchase Agreement contemplates that, subject to the terms and conditions thereof, Beacon will purchase, at a subsequent closing, shares of Series B Convertible Preferred Stock of the Company, par value $.01 per share (the "Series B Preferred") and shares of Common Stock of the Company;

                 WHEREAS, the Company and certain other shareholders of the Company are party to a Stockholders Agreement dated as of April 30, 1996 (the "Prior Shareholders' Agreement"); and

                 WHEREAS, the parties hereto deem it to be in their best interests to amend and restate the Prior Shareholders' Agreement in its entirety.

                 NOW, THEREFORE, in consideration of the premises and of the mutual covenants and obligations hereinafter set forth, the parties hereto hereby agree as follows:

Section 1. Definitions. As used herein, the following terms shall have the following meanings:

                 "Accepted Shares" has the meaning assigned to it in Section
8(a).

                 "Adjusted Base EBITDA" means, for any period, the Base EBITDA for such period adjusted to include the Base EBITDA attributable to (a) theaters acquired by the Company or any of its Subsidiaries during such period (including theaters acquired as a result of the acquisition by the Company or any of its Subsidiaries of a Subsidiary or Subsidiaries during such period), and (b) theaters constructed by the Company during such period to the extent certificates of occupancy have been issued and such theaters are open for business as of the last day of such period, in each case as if such theaters were owned and open for business throughout the entire period. For purposes of computing Adjusted Base EBITDA, the Base EBITDA attributable to any theater constructed (and opened) during such period for the portion of such period prior to the opening of such theater shall be the Base EBITDA set forth in the projections (for the first full year of the operation) of Base EBITDA for such theater presented to the Board of Directors of the Company in connection with its approval of the construction of such theater.

                 "Agreement" has the meaning set forth in the Preamble.

                 "Affiliate" means (i) with respect to any Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person and (ii) with respect to any individual, shall also mean the spouse, parent, sibling, child, step-child, grandchild, niece or nephew of such Person, or the spouse thereof.

                 "All or Nothing Sale" has the meaning assigned to it in
Section 5(a).

                 "Appraisal Procedure" shall mean the following procedure for determining the Market Value of Common Stock: (a) upon receipt by the Company of a Put Notice, the Company and the Put Holder which delivered such Put Notice shall attempt to agree on a mutually acceptable Qualified Appraiser to value the Common Stock, and if such parties agree on a Qualified Appraiser within ten (10) days following the receipt of the Put Notice, such Qualified Appraiser shall, on or before twenty (20) days following the date it is appointed, determine the Market Value of the Common Stock, and such determination shall be binding upon the Company and such Put Holder; (b) in the event the Company and such Put Holder are unable to agree upon a mutually acceptable Qualified Appraiser within ten (10) days following receipt of the Put Notice, on the expiration of such ten (10) day period, the Company and such Put Holder shall each appoint a Qualified Appraiser to value the Common Stock. Within twenty (20) days following the date they are appointed, the Qualified Appraisers appointed by the Company and such Put Holder shall determine the Market Value of the Common Stock. In the event the values determined by the Company's Qualified Appraiser and the Put Holder's Qualified Appraiser are within ten percent (10%) of each other, the Market Value for purposes of such exercise of the Put shall be the average of the values determined by such appraisers and such determination shall be binding upon the Company and such Put Holder. In the event such values differ by ten percent (10%) or more, such appraisers shall in turn promptly appoint a third Qualified Appraiser who shall, within twenty (20) days following the date it is appointed, determine the Market Value of the Common Stock. The value which is neither the lowest nor the highest of the values determined by the three Qualified Appraisers shall be the Market Value of the Common Stock for purposes of such exercise of the Put and shall be binding upon the Company and such Put Holder. In the event either the Company or the such Put Holder fails to timely appoint a Qualified Appraiser, such failing party will be deemed to have waived its rights to appoint a Qualified Appraiser, and the Qualified Appraiser appointed by the other party shall determine the Market Value for purposes of such exercise of the Put which determination shall be binding upon such Put Holder and the Company. The costs of any mutually agreeable Qualified

Appraiser referred to in (a) above and of the third Qualified Appraiser referred to in (b) above shall be paid equally by the Company and such Put Holder. Such Put Holder shall pay all costs of the Qualified Appraiser appointed by it pursuant to (b) above and the Company shall pay all costs of the Qualified Appraiser so appointed by it. For purposes of the time periods in this definition, the Company shall be deemed to have received the Put Notice on such date as the Company and the Put Holder determine that they are unable to agree on the Market Value of a share of Common Stock.

                 "Base EBITDA" means, for any period, the remainder of (a) all revenue of the Company and its Subsidiaries during such period derived from theaters owned, leased or operated by the Company and its Subsidiaries, including, without limitation, ticket revenue, advertising revenue and revenue from concession sales, minus (b) the direct "theater level" cash operating expenses incurred by the Company and its Subsidiaries during such period in connection with the ownership, leasing and operation of movie theaters owned, leased or operated by the Company and its Subsidiaries during such period. As used herein, "theater level" cash operating expenses shall expressly exclude, without limitation, corporation overhead charges, executive officer compensation, general and administrative expenses and other expenses not directly related to the ownership, leasing or operation of individual movie theaters.

                 "Beacon" has the meaning assigned to it in the Preamble.

                 "Beacon Designee" has the meaning assigned to it in Section
3.1.

                 "Beacon Directors" has the meaning assigned to it in Section
3.1.

                 "Beacon Non-Voting Observer" has the meaning assigned to it in
Section 3.4.

                 "Board" has the meaning assigned to it in Section 3.1.

                 "Book Value" means the book value per share of Common Stock, as determined bdividing Total Equity as of the date of the most recent quarterly or year-end financial statements of the Company available on the Determination Date by the total number of shares of Common Stock issued and outstanding as of the date of the financial statements.

                 "Business Day" means any day other than a Saturday, Sunday or other day on whicnational banks are authorized or required by law to be closed in Dallas, Texas.

                 "By-laws" means the By-laws of the Company as in effect on the date hereof, as they may be amended from time to time hereafter.

                 "Certificate" means the Restated Certificate of Incorporation of the Company as in effect on the date hereof, as it may be amended from time to time hereafter.

                 "Closing" has the meaning specified in Section 16.

                 "Common Stock" means the Common Stock, par value $.01 per share of the Company and any equity securities issued or issuable with respect to the Common Stock in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

                 "Common Stock Equivalents" means securities convertible into, or exchangeable or exercisable for, shares of Common Stock, including, without limitation, the Series A Preferred and the Series B Preferred.

                 "Company" has the meaning assigned to it in the Preamble.

                 "Company Acceptance Period" has the meaning assigned to it in
Section 5(a).

                 "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

                 "Conversion Shares" has the meaning assigned to it in the Purchase Agreement.

                 "Credit Agreement" means that certain Credit Agreement dated as of June 30, 1995 among the Company, The Provident Bank and the other lenders party thereto, as the same may hereafter be amended or otherwise modified from time to time, and any refinancings thereof.

                 "Deceased Shareholder" has the meaning assigned to it in
Section 11(a).

                 "Deceased Spouse" has the meaning assigned to it in Section 12(a).

                 "Determination Date" means (i) in the case of a Transfer proposed to be effected pursuant to Section 14 hereof, the date of the first Offer Notice given in connection with such Transfer, (ii) in the case of a Transfer upon the death of a Shareholder or the spouse of a Shareholder, the date of death, and (iii) in the case of a Transfer upon the divorce of a Shareholder, the date of the entry of the divorce decree.

                 "Divorced Shareholder" has the meaning specified in Section 13(a).

                 "Divorced Spouse" has the meaning specified in Section 13(a).

                 "Drag-Along Initiator" has the meaning assigned to it in
Section 7.1.

                 "Excluded Securities" means (a) options issued by the Company to employees or consultants pursuant to any stock option or similar plan (and any shares of Common Stock issuable thereunder) approved by the Board, and (b) shares of Common Stock issuable upon conversion, exchange or exercise of any Common Stock Equivalent (including, without limitation, upon conversion of the Series A Preferred and the Series B Preferred) the issuance of which is approved by the Board.

                 "First Offer Percentage" means, as to each Offered Shareholder, the quotient obtained (expressed as a percentage) by dividing (i) the number of shares of Common Stock owned by such Offered Shareholder on the first day of the Shareholder Acceptance Period by (ii) the aggregate number of shares of Common Stock owned on the first day of the Shareholder Acceptance Period by all Offered Shareholders who exercise their option to purchase Refused Stock.

                 "First Offer Shares" has the meaning assigned to it in Section 5(b).

                 "Formula Value" means the value per share of Common Stock determined by the following formula: (a)(i) 5.0 x Base EBITDA for the trailing four fiscal quarters of the Company as determined by reference to the most recently available unaudited income statement of the Company (or the audited financial statement in the case of quarters constituting a full fiscal year), prepared in accordance with GAAP, for the period ended as of the last day of the quarter ended immediately prior to the Determination Date less (ii) the sum of (A) the aggregate principal and accrued but unpaid interest outstanding in respect of debt for borrowed money of the Company (including (x) borrowed money under the Credit Agreement, (y) an amount equal to the original principal amount under that certain Subordinated Promissory Note dated as of July 10, 1995 from the Company to J.C. Mitchell and (z) the present value (discounted at 10%) as of such date of determination of the difference between the rents payable under Schedule 1 over the rents payable under Schedule 2 of each of that certain Amendment to Lease Agreement dated as of July 10, 1995 between J.C. Mitchell and Hollywood Theaters, Inc. with respect to the Grapevine lease and that certain Amendment to Lease Agreement dated as of July 10, 1995 between J.C. Mitchell and

Hollywood Theaters, Inc. with respect to the Burleson lease) and (B) the aggregate liquidation value of any redeemable preferred stock of the Company outstanding as of such date plus (iii) cash held by the Company as of such date of determination divided by (b) the Total Shares as of such date of determination.

                 "GAAP" means United States generally accepted accounting principles, as in effect from time to time.

                 "HSR Act" means the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended.

                 "IPO" means the initial underwritten offering pursuant to which the Common Stock becomes registered under Section 12 of the Securities Exchange Act.

                 "Issuance" has the meaning assigned to it in Section 8.

                 "Issuance Period" has the meaning assigned to it in Section
8(b).

                 "Issuance Stock" has the meaning assigned to it in Section
8(a).

                 "Issue" has the meaning assigned to it in Section 8.

                 "Litigation" has the meaning assigned to it in Section 32.

                 "LKCM Theater Partners" means LKCM Theater Partners, L.P.

                 "Major Shareholder" has the meaning assigned to it in Section 8(a).

                 "Market Value" means, with respect to a share of Common Stock on any date herein specified, the fair market value of such share of Common Stock determined as of the last day of the month most recently ended prior to such date without giving effect to any discount for (a) a minority interest,
(b) a lack of liquidity of such Common Stock or (c) the fact that such Common Stock is subject to this Agreement. In the event the Company and the Put Holder are unable to agree on the Market Value, the Market Value shall be determined pursuant to the Appraisal Procedure.

                 "Non-Voting Observers" has the meaning assigned to it in
Section 3.4.

                 "Offer" has the meaning assigned to it in Section 5(a).

                 "Offer Notice" means a written notice of offer to sell shares of Stock.

                 "Offered Shareholder" has the meaning assigned to it in
Section 5(a).

                 "Offered Stock" means the shares of Stock offered for sale pursuant to an Offer Notice, which shall consist of (i) in the case of a Transfer proposed to be made pursuant to Section 14 hereof, all shares of Stock that are involved in such Transfer, (ii) in the case of a Transfer upon the death of a Shareholder, all shares of Stock owned or held by the Deceased Stockholder, (iii) in the case of a Transfer upon the death of the spouse of a Shareholder, a number of shares of Stock equal to (x) the number of shares of Stock in which the estate of the Deceased Spouse claims an interest which have not passed to the Surviving Shareholder free of any trust, multiplied by (y) the proportionate interest so claimed, and (iv) in the case of a Transfer upon the divorce of a Shareholder, the number of shares of Stock owned by the Divorced Spouse, as determined by the divorce decree.

                 "Offering Price" means the proposed sale price of Stock offered for sale pursuant to an Offer Notice given under Sections 11, 12 or 13 hereof.

                 "Oversubscribed Pre-emptive Shareholder" has the meaning assigned to it in Section 8(a).

                 "Oversubscribed Shareholder" has the meaning assigned to it in Section 5(b).

                 "Person" means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivisions thereof.

                 "Pre-emptive Acceptance Period" has the meaning assigned to it in Section 8(a).

                 "Pre-emptive Notice"  has the meaning assigned to it in
Section 8(a).

                 "Pre-emptive Offer" has the meaning assigned to it in Section 8(a).

                 "Pre-emptive Percentage" means, at any time, as to each Major Shareholder, the quotient obtained (expressed as a percentage) by dividing (i) the number of shares of Common Stock owned by such Major Shareholder as of the time of determination by (ii) the aggregate number of shares of Common Stock owned by all Major Shareholders as of the time of determination.

                 "Prior Shareholders' Agreement" means the Stockholder Agreement dated as of April 30, 1996 by and among the Company, Stratford, and the other shareholders that are party thereto.

                 "Public Sale" means a Transfer pursuant to a bona fide underwritten public offering pursuant to an effective registration statement filed under the Securities Act or pursuant to Rule 144 under the Securities Act.

                 "Purchase Agreement" has the meaning assigned to it in the Recitals.

                 "Purchase Price" has the meaning assigned in Section 15.

                 "Purchaser" has the meaning specified in Section 16.

                 "Purchasing Shareholders" means any Offered Shareholder electing to purchase shares of Stock offered for sale pursuant to an Offer Notice.

                 "Put" means the right of each holder of Series A Preferred or Conversion Shares to require the Company to repurchase such stock pursuant to this Agreement.

                 "Put Closing Date" has the meaning set forth in Section 22.

                 "Put Formula Value" means, with respect to a share of Common Stock on any date herein specified, the value determined by dividing (a) (i)
6.5 multiplied by the Adjusted Base EBITDA of the Company for the period of twelve consecutive months ending with (and including) the month most recently ended as of such date, less (ii) the aggregate principal and accrued but unpaid interest outstanding in respect of debt for borrowed money of the Company (including borrowed money under the Credit Agreement, but excluding debt incurred to finance the construction of any movie theater owned by the Company or any of its Subsidiaries to the extent a certificate of occupancy has not been issued for such theater as of the last day of such period or to the extent such theater is not open for business as of the last day of such period) plus
(ii) an amount equal to the cash balance of the Company and its Subsidiaries on a consolidated basis as of the last day of the month most recently ended as of such date, plus (iii) the market value of all marketable securities held by the Company and its Subsidiaries on a consolidated basis as of the last day of the month most recently ended as of such date (determined based on the fair market value of such securities on the last day of such month), plus (iv) the consideration which would be received by the Company upon an exercise of all options, warrants and other rights to acquire Common Stock which are outstanding on such date (only to the extent such rights are then exercisable and only to the extent Market Value exceeds the per share exercise price thereof) and the conversion of all securities of the Company outstanding on such date which are convertible into Common Stock (only to the extent such securities are then convertible and only to the extent Market Value exceeds the per share exercise price thereof) by (b) the Total Shares (excluding all options, warrants and other rights to acquire Common Stock which are outstanding on such date that are not then exercisable and for which the Market Value is less than the per share exercise price thereof) on such date.

                 "Put Holder" has the meaning set forth in Section 22.

                 "Put Notice" has the meaning set forth in Section 22.

                 "Put Price" means (a) a price mutually acceptable to the Put Holder and the Company, or (b) if the Put Holder and the Company are not able to agree on the Put Price (i) in the case of a Put Share consisting of Series A Preferred , the greater of (A) the Stated Value of such share of Series A Preferred, (B) the Market Value multiplied by the number of shares of Common Stock into which such share of Series A Preferred is then convertible, or (C) the Put Formula Value multiplied by the number of shares of Common Stock into which such shares of Series A Preferred is then convertible, and (ii) in the case of a Put Share consisting of Conversion Shares, the greater of (A) the Market Value, or (B) the Put Formula Value.

                 "Put Shares" has the meaning set forth in Section 22.

                 "Qualified Appraiser" shall mean an investment banking firm or appraisal firm (including any national accounting firm) of recognized national or regional standing.

                 "Qualified IPO" means any underwritten public offering of Common Stock (pursuant to an effective registration statement filed under the Securities Act), (a) resulting in at least $25 million of net proceeds to the Company and (b) reflecting a per share offering price for each share of Common Stock sold in such offering of no less than $300 (subject to stock splits, combinations and recapitalizations).

                 "Refused Stock" has the meaning assigned to it in Section
5(b).

                 "Registration Agreement" means the Registration Rights Agreement, dated as of the date hereof, between the Company, Beacon and certain other shareholders as it may be amended, modified, replaced or superseded from time to time.

                 "Remaining Pre-emptive Shares" has the meaning assigned to it in Section 8(a).

                 "Remaining Shares" has the meaning assigned to it in Section 5(b).

                 "Response Notice" means a written notice of election to purchase any shares of Stock.

                 "Sale Period" has the meaning assigned to it in Section 5(c).

                 "Securities Act" means the Securities Act of 1933, as amended.

                 "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

                 "Senior Management Shareholder" means Thomas W. Stephenson,
Jr.

                 "Series A Conversion Shares" means shares of Common Stock issuable upon conversion of Series A Preferred.

                 "Series A Preferred" has the meaning assigned to it in the Recitals.

                 "Series A Repurchase Offer" has the meaning assigned to it in
Section 3.1(a).

                 "Series B Preferred" has the meaning assigned to it in the Recitals

                 "Shareholder Acceptance Period" has the meaning assigned to it in Section 5(b).

                 "Shareholders" means the parties to this Agreement (other than the Company) and any other subsequent holder of Stock who agrees to be bound by the terms of this Agreement.

                 "Stated Value" means $100 plus accrued and unpaid dividends in the case of the Series A Preferred and $175 plus accrued and unpaid dividends in the case of the Series B Preferred.

                 "Stock" means (i) any shares of Common Stock and (ii) any Common Stock Equivalents (including, without limitation, the Series A Preferred and the Series B Preferred and the

Common Stock issuable upon conversion thereof), in each case, whether owned on the date hereof or acquired hereafter.

                 "Stratford" means Stratford Capital Partner, L.P., a Texas limited partnership and licensee under the Small Business Investment Act of 1958, as amended, and its successors and assigns.

                 "Stratford Director" has the meaning assigned to it in Section 3.1.

                 "Stratford Non-Voting Observer" has the meaning assigned to it in Section 3.4.

                 "Subject Stock" has the meaning assigned to it in Section
5(a).

                 "Subsequent Purchase" has the meaning assigned to it in the Purchase Agreement.

                 "Subsidiary" means with respect to any Person, (i) any corporation, partnership or other entity of which shares of capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other similar managing body of such corporation, partnership or other entity are at the time owned by such Person, or (ii) the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries by such Person.

                 "Surviving Shareholder" has the meaning assigned to it in
Section 12(a).

                 "Surviving Spouse" has the meaning assigned to it in Section 11(a).

                 "Tag-Along Initiator" has the meaning assigned to it in
Section 6.2.

                 "Tag-Along Notice" has the meaning assigned to it in Section
6.2.

                 "Tag-Along Offeree" has the meaning assigned to it in Section 6.2.

                 "Tag-Along Shares" has the meaning assigned to it in Section
6.2.

                 "Total Equity" means the sum of the par value, capital surplus and retained earnings attributable to the Common Stock (other than any shares of Common Stock held in treasury of the Company), as determined in accordance with GAAP.

                 "Total Shares" means the total number of shares of Common Stock issued and outstanding, assuming the exercise or conversion of all outstanding options, rights, warrants and convertible securities.

                 "Transfer" as to any Stock, means to sell, or in any other way directly or indirectly transfer, assign, distribute, pledge, encumber or otherwise dispose of, either voluntarily or involuntarily.

                 "Transferee" means a Person that acquires any shares of stock, or any interest therein, as a result of a Transfer.

                 "Voting Shares" means any securities of the Company the holders of which are generally entitled to vote for members of the Board (including, without limitation, all outstanding shares of Common Stock and Series B Preferred).

                 Section 2. Methodology for Calculations. For purposes of this Agreement, the Transfer of a Common Stock Equivalent shall be treated as the Transfer of the shares of Common Stock into which such Common Stock Equivalent can be converted, exchanged or exercised. Except as otherwise provided in this Agreement, for purposes of calculating (i) the amount of outstanding Common Stock as of any date, (ii) the amount of Common Stock owned by a Person hereunder, and (iii) related percentages, all shares of Series A Preferred and Series B Preferred as of the date hereof (but no other Common Stock Equivalents) shall be treated as having been converted, exchanged or exercised.

                     Section 3.       Corporate Governance.

                       3.1.     Composition of the Board.

                          (a)     Pre-Qualified IPO.  Prior to a Qualified IPO,
the Board of Directors of the Company (the "Board") shall be composed of no more than five members. Prior to a Qualified IPO, (i) so long as Beacon holds
(x) 50% or more of the outstanding Common Stock or any shares of Series A Preferred, Beacon shall have the right to designate three persons to serve as members of the Board, (y) 25% or more of the outstanding Common Stock but less than 50% of the outstanding Common Stock, Beacon shall have the right to designate two persons to serve as members of the Board and (z) 5% or more of the outstanding Common Stock but less than 25% of the outstanding Common Stock, Beacon shall have the right to designate one person to serve as a member of the Board (such members being referred to herein as the "Beacon Directors"), (ii) so long as Stratford holds more than 5% or more of the outstanding Common Stock, Stratford shall have the right to designate one person to serve as a member of the Board (the "Stratford Director") and (iii) the chief executive officer of the Company shall serve as a member of the Board. Notwithstanding the foregoing, if the Purchase Agreement terminates without the Subsequent Purchase (as defined in the Purchase Agreement) having been consummated, the number of Beacon Directors shall be reduced to two as long as Beacon holds 5% or more of the outstanding Common Stock and the number of Stratford Directors shall be two as long as Stratford holds 5% or more of the outstanding Common Stock, provided that the number of Beacon Directors shall be reduced to one if
(A) within six months following such termination the Company delivers to Beacon a written offer to purchase all of Beacon's shares of Series A Preferred for a cash purchase price equal to the sum of (x) the Initial Purchase Price (as defined in the Purchase Agreement) and (y) the amount of all accrued but unpaid dividends on such shares of Series A Preferred through and including the proposed purchase date and (z) the amount of Beacon's documented out-of-pocket costs and expenses (including, without limitation, the fees and expenses of Beacon's attorneys and accountants) incurred by Beacon in connection with its due diligence review of the Company and the negotiation, execution and delivery of this Agreement, the Purchase Agreement and related documents (a "Series A Repurchase Offer"), and, (B) Beacon has not delivered to the Company a written acceptance of such offer within 30 days after Beacon has received such offer.
A majority of each of (1) the Beacon Directors and (2) the non-Beacon Directors shall constitute a quorum for the transaction of business at any meeting of the Board. Except as otherwise expressly required by law, the Certificate or By-laws, the act of a majority of the directors present at any meeting of which a quorum is present shall be the act of the Board, provided that the Beacon Directors shall be recused with respect to any vote regarding whether the Company shall make a Series A Repurchase Offer to Beacon.

                          (b)     Post Qualified IPO.  From and after a
Qualified IPO, the Board shall be composed of no more than five members. From and after a Qualified IPO, in connection with any election for members of the Board, the Company shall, at the request of Beacon include in the slate of directors recommended by the Board to stockholders for election as directors
(i) two representatives designated by Beacon so long as Beacon holds 25% or more of the outstanding Common Stock and (ii) one representative designated by Beacon so long as Beacon holds 5% or more of the outstanding Common Stock but less then 25% of the outstanding Common Stock(such representatives designated by Beacon being referred to herein as the "Beacon Designees"). The Company and the Shareholders shall each use their best efforts to cause the Beacon Designees to be elected to, and to be maintained as members of, the Board (including, (i) in the case of the Company, recommending to the stockholders of the Company the election of the Beacon Designees to the Board and opposing any proposal to remove any Beacon Designee at each meeting of the stockholders of the Company at which the election or removal of members of the Board is on the agenda and (ii) in the case of the Shareholders, voting all of their Voting Shares in favor of the Beacon Designees, and voting such shares against any person opposing any Beacon Designee), and shall take no action which would diminish the prospects of the Beacon Designees being elected to the Board or increase the prospects of any Beacon Designee being removed from the Board.

                       3.2.     Committees; Subsidiaries.

                          (a)     The Company will take all actions necessary
to cause at least one Beacon Director or Beacon Designee (and, prior to a Qualified IPO, at least one Stratford Director) to be appointed to each committee of the Board and to each of the boards of directors or other similar managing bodies (and any committee thereof) of each of the Subsidiaries of the Company (in each case, subject to eligibility requirements under applicable law or stock exchange rules following a Qualified IPO).

                          (b)     The Company shall elect as the Board of
Directors of each Subsidiary those persons who are at the time directors of the Company as provided in Section 3.1. If any Beacon Director, Beacon Designee or Stratford Director serving on any committee of the Board or on any board of directors or other similar managing body (and any committee thereof) of any Subsidiary of the Company shall cease to serve as a member of the Board for any reason or otherwise is unable to fulfill his or her duties on any such committee, board of directors, or other similar managing body, as the case may be, he or she shall be succeeded by another Person designated by Beacon, in the case of a Beacon Director or Beacon Designee, and by Stratford in the case of a

Stratford Director (in each case, subject to eligibility requirements under applicable law or stock exchange rules following a Qualified IPO).

                 3.3.     Vacancies; Removal.

                          (a)     If any Beacon Director, Beacon Designee or
Stratford Director shall cease to serve as a director of the Company for any reason, the vacancy resulting thereby shall be filled by another person designated by Beacon, in the case of a Beacon Director or Beacon Designee, and by Stratford in the case of a Stratford Director.

                          (b)     None of the Beacon Directors, any Beacon
Designee nor any Stratford Director shall be removed from office without the consent of Beacon, in the case of a Beacon Director or Beacon Designee, and by Stratford in the case of a Stratford Director. Each Beacon Director, Beacon Designee and Stratford Director may be removed from office at any time, with or without cause, at the request of Beacon, in the case of a Beacon Director or Beacon Designee, and by Stratford in the case of a Stratford Director.

                 3.4. Non-Voting Observers. The Company agrees that if at any meeting for the election of directors any Beacon Director, Beacon Designee or Stratford Director is not elected to the Board, or if for any other reason, at any time, neither a Beacon Director or Beacon Designee (in the case of Beacon) nor a Stratford Director (in the case of Stratford) is a member of the Board, Beacon (in the case of a Beacon Director or Beacon Designee), so long as Beacon holds 5% or more of the outstanding Common Stock, will be entitled to have one observer (a "Beacon Non-Voting Observer") selected by Beacon present at all meetings of the Board, and Stratford (in the case of a Stratford Director), so long as Stratford holds 5% or more of the outstanding Common Stock, will be entitled to have one observer (a "Stratford Non-Voting Observer") selected by Stratford present at all meetings of the Board (the Beacon Non-Voting Observer, if any, and Stratford Non-Voting observer, if any, are referred to together as (the "Non-Voting Observers"), provided that following a Qualified IPO the Company shall be entitled to require such Non-Voting Observers to enter into confidentiality arrangements no more burdensome to the Non-Voting Observers than any confidentiality arrangement to which the members of the Board are subject.
Such observers shall have the same access to information concerning the business and operations of the Company and at the same time as directors of the Company and shall be entitled to participate in discussions and consult with, and make proposals and furnish advice to, the Board, without voting; provided, however, that the Board shall be under no obligation to take any action with respect to any proposals made or advice furnished by any Non-Voting Observers, other than to give due consideration thereto. In addition to any requirements specified in the By-laws, the Company shall notify the Non-Voting Observers, by telecopy, of every meeting (or action by written consent) of the Board at least two days in advance of such meeting (or distribution of written consents), or, if such notice under the circumstances is not practicable, as soon before the meeting (or distribution) as is practicable, provided that nothing in this
Section 3.4 shall be construed in any way to authorize or allow a party hereto not to comply with its obligations hereunder.

                 3.5. Representative. In the event that, after receiving proper notice of a meeting of the Board or a meeting of any board of directors or similar managing body of any of the Company's Subsidiaries in accordance with such entity's by-laws, any Beacon Director, Beacon Designee, Stratford Director or Non-Voting Observer determines that he or she is unable to attend such meeting, Beacon (in the case of a Beacon Director, Deacon Designee or Beacon Non-Voting Observer) and Stratford (in the case of a Stratford Director or Stratford Non-Voting Observer) shall have the right to designate a representative to attend and observe such meeting on behalf of such Beacon Director, Beacon Designee, Stratford Director or Non-Voting Observer, as the case may be, who shall be entitled to fully participate (other than the right to vote) in such meeting as if he were a member of the Board, or a member of the board of directors or similar managing body of the relevant Subsidiary of the Company or a Non-Voting Observer, as the case may be.

                 3.6. Board and Committee Meetings. The Company shall hold regular meetings of its Board on at least a quarterly basis. The Company agrees, and shall cause the By-laws to be amended to the extent necessary to provide, that any two members of the Board (including, without limitation, the Beacon Designees, each Beacon Director and each Stratford Director) shall have the right, upon reasonable notice, to call meetings of the Board and of each committee of the Board on which he or she is a member. The Company agrees that prior to a Qualified IPO any Non-Voting Observer shall have the right to request that the Chairman of the Board or the Chief Executive Officer of the Company call a meeting of the Board and that, upon such request, the Chairman of the Board shall promptly call a meeting of the Board to be held at such time (but not earlier than three days from the date such request is made by the Non-Voting Observer) as shall be requested by the Non-Voting Observer.

                 3.7. Telephonic Board Meetings. The Company shall take all necessary actions, including, without limitation, causing its By-laws to be duly amended, to allow all directors (including any Beacon Director, Beacon Designee and Stratford Director) and Non-Voting Observer to telephonically attend (a) any meeting of the Board or (b) any meeting of any board of directors or any similar managing body (and any committee thereof) of any Subsidiary of the Company of which he or she is a member.

3.8.     Directors' Indemnification.

                          (a)     The Company shall obtain and cause to be
maintained in effect, with financially sound insurers, a policy of directors' and officers' liability insurance covering each of the members of the Board (including, without limitation, each Beacon Director, each Beacon Designee and each Stratford Director) in an amount of at least $3,000,000 per occurrence.

                          (b)     The Certificate, By-laws and other
organizational documents of the Company and each of its Subsidiaries shall at all times, to the fullest extent permitted by law, provide for indemnification of, advancement of expenses to, and limitation of the personal liability of, the members of the Board and the members of the boards of directors or other similar managing bodies of each of the Company's Subsidiaries and such other persons, if any, who, pursuant to a provision of such Certificates, By-laws or other organizational documents, exercise or perform any of the powers or duties otherwise conferred or imposed upon members of the Board or the boards of directors or other similar managing bodies of each of the Company's Subsidiaries. Any Non-Voting Observer shall be entitled to indemnification from the Company to the maximum extent permitted by law as though he or she were a director of the Company and any of its Subsidiaries. Such provisions may not be amended, repealed or otherwise modified in any manner adverse to any member of the Board or any member of the boards of directors or other similar managing bodies of any of the Company's Subsidiaries, until at least six years following the date that Beacon is no longer entitled to designate or nominate any Beacon Director or Beacon Designee.

                          (c)     Each of the members of the Board (including,
without limitation, the Beacon Directors, Beacon Designees and Stratford Director) and each Non-Voting Observer is intended to be a third-party beneficiary of the obligations of the Company pursuant to this Section

3.8, and the obligations of the Company pursuant to this Section 3.8 shall be enforceable by each such individual.

                 3.9. Irrevocable Proxy. In order to secure each Shareholder's obligation to vote his Voting Shares in accordance with the provisions of this Section 3 pursuant to which Beacon has rights hereunder, each Shareholder hereby appoints Beacon as his, her or its true and lawful proxy and attorney-in-fact, with full power of substitution, to vote all of his Voting Shares of the Company for the election of each Beacon Director and each Beacon Designee as a member of the Board and to take all such other actions as are necessary to enforce the rights of Beacon under this Section 3. Beacon may exercise the irrevocable proxy granted to it hereunder at any time any Shareholder fails to comply with any provision of this Agreement granting Beacon rights under this Section 3. The proxies and powers granted by each Shareholder pursuant to this Section 3.9 are coupled with an interest and are given to secure the performance of the Shareholders' obligations to Beacon under this Section 3. Such proxies and powers will be effective until a Qualified IPO, at which time such proxies and powers shall terminate, and shall survive the death, incompetency and disability of each Shareholder.

                 3.10. Contractual Management Rights. The Company and each of the Shareholders acknowledge that the provisions of this Agreement, including this Section 3, are intended to provide Beacon with "contractual management rights" within the meaning of the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

                 3.11. Expenses. Subject to proper documentation being provided to the Company, the Company shall pay the reasonable out-of-pocket expenses incurred by each of the Beacon Directors, Beacon Designees, Stratford Director and any Non-Voting Observer in connection with performing his or her duties, including without limitation the reasonable out-of-pocket expenses incurred by such person attending meetings of the Board or any committee thereof or meetings of any board of directors or other similar managing body (and any committee thereof) of any Subsidiary of the Company.

                 3.12. Cooperation. Each Shareholder shall vote all of its Voting Shares and shall take all other necessary actions within its control (including, without limitation, attending all meetings in person or by proxy for purposes of obtaining a quorum, executing all written consents in lieu of meetings and voting to remove members of the Board, as applicable), and the Company shall take all necessary and desirable actions within its control (including, without limitation, calling special Board and shareholder meetings and voting to remove members of the Board, as applicable), to effectuate the provisions of this Section 3.

                 Section 4.       Restrictions on Transfers of Stock.

                          (a)     No Shareholder shall Transfer any Stock,
whether owned on the date hereof or acquired hereafter, without first complying with the provisions of Section 5 hereof and then, in each case as applicable, complying with the provisions of Section 6 hereof, provided that the foregoing shall not be deemed to prohibit pledges of Stock effected by Shareholders prior to the date in accordance with the terms of the Prior Shareholder Agreement as long as such terms continue to be applicable to such transfers.
Notwithstanding any other provision hereof, no Senior Management Shareholder may Transfer any Stock if, after giving effect to such Transfer, such Senior Management Shareholder shall have Transferred in the aggregate an amount of Common Stock in excess of 5% of the outstanding Common Stock held by such Senior Management Shareholder as of the date hereof, except that from and after a Qualified IPO, any Senior Management Shareholder may Transfer Stock. Each Senior Management Shareholder shall, prior to any Transfer of Stock pursuant to this Section 4, comply with the provisions of Sections 5 and 6 hereof, in each case as applicable.

                          (b)     Except in connection with a Public Sale, any
transferee of Stock (including any transferee that is an Affiliate of a transferor) who is not a Shareholder shall upon consummation of, and as a condition to, such Transfer execute and deliver to the Company (which the Company shall then deliver to all other Shareholders) an agreement in form and substance satisfactory to Beacon and the Company pursuant to which it agrees to be bound by the terms of this Agreement for the benefit of the parties hereto and such transferee shall thereafter be deemed to be a Shareholder for all purposes of this Agreement.

                          (c)     Any Transfer or attempted Transfer of Stock
in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Stock as the owner of such Stock for any purpose.

                 Section 5. Rights of First Offer. In addition to and not in limitation of any other restrictions on Transfers of Stock contained in this Agreement, any Transfers of Stock by a Shareholder shall be consummated only in accordance with the following procedures:

                          (a)     The transferring Shareholder shall first
deliver to the Company and each other Shareholder (the "Offered Shareholders") a written notice (an "Offer Notice"), which shall (i) state the transferring Shareholder's intention to Transfer Stock to one or more Persons in a bona fide arms' length transaction, the amount and type of Stock to be Transferred (the "Subject Stock"), the purchase price therefor (which shall be payable in cash) and a summary of the other material terms of the proposed Transfer and (ii) offer the Company and the Offered Shareholders the option to acquire all or a portion of such Subject Stock upon the terms and subject to the conditions of the proposed Transfer as set forth in the Offer Notice (the "Offer"), provided that such Offer may provide that it must be accepted by the Company and the Offered Shareholders (in the aggregate) on an all or nothing basis (an "All or Nothing Sale"). The Offer shall remain open and irrevocable for the periods set forth below (and, to the extent the Offer is accepted during such periods, until the consummation of the sale contemplated by the Offer). The Company shall have the right and option, for a period of 30 days after delivery of the Offer Notice (the "Company Acceptance Period"), to accept all or any part of the Subject Stock at the cash purchase price and on the terms stated in the Offer Notice. Such acceptance shall be made by delivering a written notice to the transferring Shareholder and each of the Offered Shareholders within the Company Acceptance Period.

                          (b)     If the Company shall fail to accept all of
the Subject Stock offered pursuant to, or shall reject in writing, the Offer (the Company being required to notify in writing the transferring Shareholder and each of the Offered Shareholders of its rejection or failure to accept in the event of the same), then, upon the earlier of the expiration of the Company Acceptance Period or the giving of such written notice of rejection or failure to accept such offer by the Company, each Offered Shareholder shall have the right and option, for a period of 30 days thereafter (the "Shareholder Acceptance Period"), to accept all or any part of the Subject Stock so offered and not accepted by the Company (the "Refused Stock") at the cash purchase price and on the terms stated in the Offer Notice; provided, however, that, if the Offer contemplated an All or Nothing Sale, the Offered Shareholders, in the aggregate, may accept, during the Shareholder Acceptance Period, all, but not less than all, of the Refused Stock, at the cash purchase price and on the terms stated in the Offer Notice. Such acceptance shall be made by delivering a written notice to the Company and the transferring Shareholder within the Shareholder Acceptance Period specifying the maximum number of shares such Offered Shareholder will purchase (the "First Offer Shares"). If, upon the expiration of the Shareholder Acceptance Period, the aggregate amount of First Offer Shares exceeds the amount of Refused Stock, the Refused Stock shall be allocated among the Offered Shareholders as follows:
(i) first, each Offered Shareholder shall be entitled to purchase no more than its First Offer Percentage of Refused Stock; (ii) second, if any shares of Refused Stock have not been allocated for purchase pursuant to (i) above (the "Remaining Shares"), each Offered Shareholder (an "Oversubscribed Shareholder") which had offered to purchase a number of shares of Refused Stock in excess of the amount of stock allocated for purchase to it in accordance with previous allocations of such shares of Refused Stock, shall be entitled to purchase an amount of Remaining Shares equal to no more than its First Offer Percentage (treating only Oversubscribed Shareholders as Offered Shareholders for these purposes) of the Remaining Shares; and (iii) third, the process set forth in
(ii) above shall be repeated with respect to any shares of Refused Stock not allocated for purchase until all shares of Refused Stock are allocated for purchase.

                          (c)     If effective acceptance shall not be received
pursuant to Sections 5(a) and/or 5(b) above with respect to all of the Subject Stock offered for sale pursuant to the Offer Notice, then the transferring Shareholder may Transfer all or any portion of the Stock so offered for sale and not so accepted (or, in the case of an All or Nothing Sale, all, but not less than all, of the Subject Stock offered for sale pursuant to the Offer Notice), at a cash price not less than the price, and on terms not more favorable to the purchaser thereof than the terms, stated in the Offer Notice at any time within 90 days after the expiration of the Shareholder Acceptance Period (the "Sale Period"). In the event that all of the Stock is not sold by the transferring Shareholder during the Sale

Period, the right of the transferring Shareholder to Transfer such Stock shall expire and the obligations of this Section 5 shall be reinstated.

                          (d)     All Transfers of Subject Stock to the Company
and/or the Offered Shareholders pursuant to this Section 5 shall be made free and clear of all liens and shall be consummated contemporaneously at the offices of the Company on the later of (i) a mutually satisfactory business day within 30 days after the expiration of the later of the Company Acceptance Period or the Shareholder Acceptance Period, as applicable, and (ii) the fifth business day following the expiration or termination of all waiting periods under the HSR Act applicable to such Transfers, or at such other time and/or place as the parties may agree. The delivery of certificates or other instruments evidencing such Subject Stock duly endorsed for transfer shall be made on such date against payment of the purchase price for such Subject Stock.

                          (e)     The requirements of this Section 5 shall not
apply to (i) any Transfer of Stock by a Shareholder to an Affiliate of such Shareholder, (ii) any Transfer of Stock pursuant to Section 7, 9 or 10 of this Agreement or (iii) any Transfer pursuant to a Public Sale.

                 Section 6.       Tag-Along Rights.

                 6.1. Tag-Along. No Shareholder shall Transfer any Stock owned by such Shareholder without complying with the terms and conditions set forth in this Section 6 (after having complied with the provisions of Section 5 with the result that no Subject Stock was purchased by the Company or any Offered Shareholder).

                 6.2. Tag-Along Obligations. Any Shareholder (the "Tag-Along Initiator") desiring to Transfer any shares of Stock in one transaction or a series of related transactions which in the aggregate represent at least 5% of the then outstanding Common Stock shall, after expiration of all required notice periods under Section 5, give not less than 20 days' prior written notice of such intended Transfer to each other Shareholder ("Tag-Along Offeree") and to the Company. Such notice (the "Tag-Along Notice") shall set forth the terms and conditions of such proposed Transfer, including the name of the proposed transferee, the number of shares proposed to be transferred by the Tag-Along Initiator (the "Tag-Along Shares"), the purchase price per share proposed to be paid therefor and the payment terms and type of transfer to be effectuated. Within 10 days after delivery of the Tag-Along Notice by the Tag-Along Initiator to each Tag-Along Offeree and to the Company, each Tag-Along Offeree shall, by written notice to the Tag-Along Initiator and the Company, have the opportunity and right to sell to the transferee in such proposed Transfer (upon the same terms and conditions as the Tag-Along Initiator) up to that number of shares of such Stock owned by the Tag-Along Offeree as shall equal the product of (x) a fraction, the numerator of which is the number of shares of such Stock owned by the Tag-Along Offeree as of the date of the proposed Transfer and the denominator of which is the aggregate number of shares of such Stock owned as of the date of the Tag-Along Notice by each Tag-Along Initiator and by all other Tag-Along Offerees, times (y) the number of Tag-Along Shares. The amount of Tag-Along Shares to be sold by any Tag-Along Initiator shall be reduced to the extent necessary to provide for such sales of shares by Tag-Along Offerees. No Person may Transfer shares in any transaction that is subject to this Section 6 unless the transferee agrees to be bound by and complies with the terms of this Agreement.

                 6.3. Closing. At the closing of any proposed Transfer in respect of which a Tag-Along Notice has been delivered, the Tag-Along Initiator together with all Tag-Along Offerees electing to sell shares, shall deliver, free and clear of all liens, to the proposed transferee certificates evidencing the shares to be sold thereto duly endorsed with transfer powers and shall receive in exchange therefore the consideration to be paid or delivered by the proposed transferee in respect of such shares as described in the Tag-Along Notice.

                 6.4. Limitations. The provisions of this Section 6 shall not apply to (x) any Public Sale, (y) any Transfer by a Shareholder to Affiliates of such Shareholder, or (z) any Transfers pursuant to Section 5, 7, 9 or 10 of this Agreement.

                 Section 7.       Drag-Along Rights.

                 7.1. Drag-Along. If Beacon (the "Drag-Along Initiator") determines to Transfer or exchange (in a business combination or otherwise) in one or a series of bona fide arms-length transactions to an unrelated and unaffiliated third party all of the shares of Stock held by the Drag-Along Initiator at a price of at least $200 per share of Common Stock, then, upon 30 days written notice from the Drag-Along Initiator to the other Shareholders, which notice shall include reasonable details of the proposed transaction, including the proposed time and place of closing and the consideration to be received by the Shareholders, each other Shareholder shall be obligated to, and shall, sell, transfer and deliver, or cause to be sold, transferred and delivered, to such third party, all of his shares of Stock in the same transaction at the closing thereof (and will deliver certificates for all of his shares at the closing, free and clear of all liens, claims, or encumbrances), and each Shareholder shall receive the same consideration per share upon such transaction as is received by the Drag-Along Initiator.

                 7.2. Limitations. The provisions of this Section 7 shall not apply to (x) any Public Sale, (y) any Transfer by a Shareholder to an Affiliate of such Shareholder or (z) any Transfer or exchange consummated prior to the third anniversary of the date hereof.

                 Section 8. Pre-emptive Rights. At any time before the completion of a Qualified IPO, and excluding any Issuance (as defined below) in a Qualified IPO or in connection with a merger or other business combination of the Company approved by the Board, the Company shall not issue, sell or exchange, or agree to issue, sell or exchange (collectively, "Issue," and any issuance, sale or exchange resulting therefrom, an "Issuance") any shares of Stock (other than Excluded Securities), except as authorized by the Board and in accordance with the following procedures:

                          (a)     The Company shall deliver to each Shareholder
that at the time owns more than 5% of the Common Stock (each, a "Major Shareholder") a written notice (a "Pre-emptive Notice"), which shall (i) state the Company's intention to Issue Stock to one or more Persons, the amount and type of Stock to be Issued (the "Issuance Stock"), the purchase price therefor and a summary of the other material terms of the proposed Issuance and (ii) offer each of the Major Shareholders the option to acquire all or any part of the Issuance Stock (the "Pre-emptive Offer"). The Pre-emptive Offer shall remain open and irrevocable for the periods set forth below (and, to the extent the Pre-emptive Offer is accepted during such periods, until the consummation of the Issuance contemplated by the Pre-emptive Offer). Each Major Shareholder shall have the right and option, for a period of 30 days after delivery of the Pre-emptive Notice (the "Pre-emptive Acceptance Period"), to accept all or any part of the Issuance Stock at the purchase price and on the terms stated in the Pre-emptive Notice. Such acceptance shall be made by delivering a written notice to the Company by each Major Shareholder within the Pre-emptive Acceptance Period specifying the maximum number of shares of the Issuance Stock such Major Shareholder will purchase (the "Accepted Shares"). If, upon the expiration of the Pre-emptive Acceptance Period, the aggregate amount of Accepted Shares exceeds the amount of Issuance Stock, the amount of Issuance Stock, shall be allocated among the Major Shareholders as follows: (i) first, each Major Shareholder shall be entitled to purchase no more than its Pre-emptive Percentage of Issuance Stock; (ii) second, if any shares of Issuance Stock have not been allocated for purchase pursuant to (i) above (the "Remaining Pre-emptive Shares"), each Major Shareholder (an "Oversubscribed Pre-emptive Shareholder") which had offered to purchase a number of shares of Issuance Stock in excess of the amount of stock allocated for purchase to it in accordance with previous allocations of such shares of Issuance Stock, shall be entitled to purchase an amount of Remaining Pre-emptive Shares equal to no more than its Pre-emptive Percentage (treating only Oversubscribed Pre-emptive Shareholders as Major Shareholders for these purposes) of the Remaining Pre-emptive Shares; and (iii) third, the process set forth in (ii) above shall be repeated with respect to any shares of Issuance Stock not allocated for purchase until all shares of Issuance Stock are allocated for purchase.

                          (b)     If effective acceptance shall not be received
pursuant to Section 8(a) above with respect to all of the Issuance Stock offered for sale pursuant to the Pre-emptive Notice, then the Company may Issue all or any portion of such Stock so offered for sale and not so accepted, at a price not less than the price, and on terms not more favorable to the purchaser thereof than the terms, stated in the Pre-emptive Notice at any time within 90 days after the expiration of the Pre-emptive Acceptance Period (the "Issuance Period"). In the event that all of the Issuance Stock is not Issued by the Company during the Issuance Period, the right of the Company to Issue such unsold Issuance Stock shall expire and the obligations of this Section 8 shall be reinstated.

                          (c)     All Sales of Issuance Stock to the Major
Shareholders subject to any Pre-emptive Notice shall be consummated contemporaneously at the offices of the Company on the later of (i) a mutually satisfactory business day within 30 days after the expiration of the Pre-emptive

Acceptance Period or (ii) the fifth business day following the expiration or termination of all waiting periods under the HSR Act, applicable to such Issuance, or at such other time and/or place as the Company and the Major Shareholders may agree. The delivery of certificates or other instruments evidencing such Issuance Stock shall be made by the Company on such date against payment of the purchase price for such Issuance Stock.

                 Section 9. Pledge of Shares. A Shareholder shall have the right to pledge any Stock owned or held by such Shareholder to the Company, a commercial bank, savings and loan association or other lending or financial institution as security for any indebtedness of such Shareholder; provided, however, that no such pledge shall be made unless (i) the Person to which such pledge is made shall have executed an appropriate document in which such Person agrees that, in the event of realization upon such Stock, such Stock shall continue to be subject to the terms and conditions of this Agreement and that such Person will not effect any Transfer of such Stock except in compliance with the provisions hereof, and (ii) such document shall have been promptly delivered to, and shall have been approved by, the Company and Beacon prior to the pledge of such Stock. Neither the Company nor Beacon shall unreasonably withhold or delay its approval of any such document.

                 Section 10. Transfer to Specified Persons. A Shareholder shall have the right to effect a Transfer of any Stock owned or held by such Shareholder to:

                          (a)     any spouse, child (natural or adopted),
spouse of any such child, grandchild, sister, brother or parent of such Shareholder;

                          (b)     any trust in which there are and continue to
be during the term of this Agreement no beneficiaries other than such Shareholder and one or more Persons specified in clause (a) above;

                          (c)     if such Shareholder is a corporation or
partnership, any Person who is a beneficial owner of an equity interest in such corporation or partnership as of the date hereof, provided that such Shareholder may only transfer to such Persons the number of shares of Stock owned or held by such Shareholder which constitutes the same percentage of the total number of shares of Stock held by such Shareholder as the percentage of the total equity interests in such corporation or partnership held by such Person;

                          (d)     in the case of LKCM Theater Partners, and
notwithstanding anything to the contrary in this Section 10, any Person who is an employee of such partnership at the time of Transfer and who receives such Stock as compensation for services rendered to the partnership; and

                          (e)     in the case of Stratford, and notwithstanding
anything to the contrary in this Section 10, any of the following:

                                  (i)      any Person who is a beneficial owner
of an equity interest in Stratford as of the date of the proposed Transfer;

                                  (ii)     any Person (A) owned or Controlled
by Stratford, (B) which Controls Stratford, (C) which is under common Control with Stratford, or (D) who is a beneficial owner of an equity interest in Stratford, or in any Person which Controls Stratford or which is under common Control with Stratford; and

                                  (iii)    any other Person which is an
"accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act, provided, however, that Stratford may not Transfer more than 10,000 shares of preferred stock pursuant to this clause (iii).

                 Section 11.      Transfer Upon Death of a Shareholder.

                          (a)     In the event of the death of a Shareholder (a
"Deceased Shareholder"), the personal representative of the estate of the Deceased Shareholder shall, within 30 days after qualification, submit an Offer Notice to the Company and the Offered Shareholders. The Offer Notice shall be given concurrently to the Company and the Offered Shareholders and shall state that the personal representative offers to sell the shares of Stock in the Company ("Offered Stock"). The Offer Notice shall also specify (i) the date of death of the Deceased Shareholder, (ii) the number of shares of Offered Stock,
(iii) the Transferee or Transferees, if such Transferee or Transferees can then be determined with certainty, to whom the shares of Offered Stock would be distributed by will or by the laws of descent should the Company and the Offered Shareholders fail to purchase any such Stock (provided, however, that if such Transferee or Transferees cannot then be determined with certainty, there shall be provided a list of potential Transferees to whom the Offered Stock may be so distributed), (iv) if the personal representative proposes to effect a Transfer of the Offered Stock otherwise than by distribution to the Transferee or Transferees named in the Offer Notice pursuant to the preceding clause (iii), the Offering Price, the name and address of the proposed Transferee or Transferees and the other terms of such proposed Transfer, if any, and (v) the address of the personal representative that is to serve as its location for notices and other communications hereunder. If the Deceased Shareholder is survived by a spouse (a "Surviving Spouse") with a community property or other interest in any shares of Offered Stock, the personal representative shall also include in the

Offer Notice a statement specifying the proposed ratio in which the Purchase Price to be paid by the Company or the Purchasing Shareholders for the shares of Offered Stock should be divided between the estate of the Deceased Shareholder and the Surviving Spouse. A copy of the Offer Notice shall be sent by the personal representative to the Surviving Spouse and, unless the Surviving Spouse objects to the ratio for division of the Purchase Price specified therein within 30 days after receipt thereof, the Company shall be entitled to rely upon such ratio in dividing the Purchase Price for the shares of Offered Stock between the estate of the Deceased Shareholder and the Surviving Spouse. If the Surviving Spouse gives timely written notice of an objection to the ratio specified in the Offer Notice, and if the dispute has not been resolved as of the date set for the Closing, each of the Company and the Purchasing Shareholders shall be entitled to hold its portion of the Purchase Price in escrow until the dispute is resolved, and in such event, each of the Company and the Purchasing Shareholders may continue to hold the Purchase Price in escrow until (a) the rights of the estate of the Deceased Shareholder and the Surviving Spouse shall have been fully and finally adjudicated by a court of competent jurisdiction or (b) the dispute shall have been resolved by agreement between the personal representative and the Surviving Spouse, and the Company and the Purchasing Shareholders shall have been notified thereof in a writing signed by the personal representative and the Surviving Spouse.

                          (b)     Within 30 days after receipt of the Offer
Notice, the Company shall give a Response Notice to the personal representative of the Deceased Shareholder and the Offered Shareholders stating whether it elects to purchase the shares of Offered Stock. If the Company does not elect to purchase all of the shares of Offered Stock, each of the Offered Shareholders shall, within 15 days after receipt of the Response Notice of the Company, give a Response Notice to the personal representative, the Company and the other Offered Shareholders stating whether such Offered Shareholder elects to purchase any of the shares of Offered Stock not to be purchased by the Company. If there is more than one Purchasing Shareholder, the Offered Stock to be purchased by such Purchasing Shareholder shall be allocated among the Purchasing Shareholders in such proportions as they may mutually agree, or in the absence of such agreement, pro rata according to the relative holdings of shares of Stock of the Purchasing Shareholders on the applicable Determination Date.

                          (c)     If no ratio for the division of the Purchase
Price between the estate of the Deceased Shareholder and the Surviving Spouse is specified in the Offer Notice, at the Closing each of the Company and the Purchasing Shareholders shall pay the entire Purchase Price to the personal representative of the Deceased Shareholder.

                          (d)     During the time the personal representative
of any Deceased Shareholder is holding any shares of Offered Stock, he shall be subject to the restrictions on the Transfer of Stock contained in this Agreement. If all of the shares of Offered Stock are not purchased by the Company or the Offered Shareholders, or any of them, the personal representative may effect a Transfer to the Transferee or Transferees named in the Offer Notice of the balance of the shares of Offered Stock not purchased by the Company or the Offered Shareholders, but only in strict compliance with the terms therein stated.

                 Section 12.      Transfer Upon Death of the Spouse of a
Shareholder.

                          (a)     If the marital relationship of a Shareholder
(a "Surviving Shareholder") is terminated by the death of his spouse (a "Deceased Spouse") and if the Deceased Spouse had any interest in the Stock owned or held by the Surviving Shareholder at the time of the death of the

Deceased Spouse which has not passed to the Surviving Shareholder free of any trust, then the personal representative of the estate of the Deceased Spouse shall, within 30 days after qualification, submit an Offer Notice to the Surviving Shareholder, the Company and Offered Shareholders. The Offer Notice shall be given concurrently to the Surviving Shareholder, the Company and the Offered Shareholders and shall state that the personal representative offers to sell the shares of Offered Stock. The Offer Notice shall also specify (i) the date of death of the Deceased Spouse, (ii) the number of shares of Offered Stock, (iii) the Transferee or Transferees, if such Transferee or Transferees can then be determined with certainty, to whom the shares of Offered Stock would be distributed by will or by the laws of descent should the Surviving Shareholder, the Company and the Offered Shareholders fail to purchase such Stock (provided, however, that if such Transferee or Transferees cannot then be determined with certainty, there shall be provided a list of potential Transferees to whom such shares of Offered Stock may be distributed), (iv) if the personal representative proposes to effect a Transfer of any shares of Offered Stock otherwise than by distribution to the Transferee or Transferees named pursuant to the preceding clause (iii), the Offering Price, the name and address of the proposed Transferee or Transferees and the other terms of such proposed Transfer, if any, and (v) the address of the personal representative that is to serve as its location for notices and other communications hereunder. Unless the Surviving Shareholder notifies the Company and the Purchasing Shareholders that he objects to the specification of the number of shares of Offered Stock in the Offer Notice within 30 days after receipt thereof, the Company and the Purchasing Shareholders shall be entitled to rely upon such specification in determining the Purchase Price for the shares of Offered Stock to be paid to the personal representative. If the Surviving Shareholder gives timely written notice of an objection to such specification of the shares of Offered Stock, and if the dispute has not been resolved as of the date set for the Closing, each of the Company and the Purchasing Shareholders shall be entitled to hold its portion of the Purchase Price in escrow until the dispute is resolved, and in such event, each of the Company and the Purchasing Shareholders may continue to hold its portion of the Purchase Price in escrow until (a) the rights of the estate of the Deceased Spouse and the Surviving Shareholder shall have been fully and finally adjudicated by a court of competent jurisdiction or (b) the dispute shall have been resolved by agreement between such personal representative and the Surviving Shareholder, and the Company and the Purchasing Shareholders shall have been notified thereof in a writing signed by such personal representative and the Surviving Shareholder.

                          (b)     Within 30 days after receipt of the Offer
Notice, the Surviving Shareholder shall give a Response Notice to the personal representative, the Company and the Offered Shareholders stating whether he elects to purchase the shares of Offered Stock. If the Surviving Shareholder does not elect to purchase all of the shares of Offered Stock, the Company shall, within 15 days after receipt of the Response Notice of the Surviving Shareholder, give a Response Notice to such personal representative and the Offered Shareholders stating whether it elects to purchase the shares of Offered Stock not to be purchased by the Surviving Shareholder. If the Surviving Shareholder and the Company, or either of them, do not elect to purchase all of the shares of Offered Stock, each of the Offered Shareholders shall, within 15 days after the giving of the Response Notice of the Company, give a Response Notice to such personal representative, the Company and the other Offered Shareholders stating whether such Offered Shareholder elects to purchase any of the shares of Offered Stock not to be purchased by the Surviving Shareholder or the Company. If there is more than one Purchasing Shareholder, the shares of Offered Stock to be purchased by such Purchasing Shareholders shall be allocated among the Purchasing Shareholders in such proportions as they may mutually agree, or in the absence of such agreement, pro rata according to the relative holdings of shares of Stock of the Purchasing Shareholders on the applicable Determination Date.

                          (c)     During the time the personal representative
of the Deceased Spouse is holding any shares of Offered Stock, the personal representative shall be subject to the restrictions on the Transfer of such Stock contained in this Agreement. If all of the shares of Offered Stock are not purchased by the Surviving Shareholder, the Company and the Offered Shareholders, or any of them, the personal representative may effect a Transfer to the Transferee or Transferees named in the Offer Notice of the balance of the shares of Offered Stock not purchased by the Surviving Shareholder, the Company or the Offered Shareholders, but only in strict compliance with the terms therein stated. If any transfer of shares of Offered Stock described in clause (iv) of Section 12(a) hereof that is to be effected pursuant to the immediately preceding sentence has not been completed within 30 days following the expiration of the time provided in Section 12(b) for the election by the Offered Shareholders to purchase the same, the personal representative shall be required to submit another Offer Notice in order to effect a Transfer of such Offered Stock pursuant to this Section 12.

                 Section 13.      Transfer Upon Divorce of a Shareholder.

                          (a)     If the marital relationship of a Shareholder
( a "Divorced Shareholder") is terminated by divorce and if the Divorced Shareholder does not succeed directly to the interest, if any, of his former spouse (the "Divorced Spouse") in any Stock owned or held by the Divorced Shareholder at the time of the divorce, then the divorce decree shall specify the Stock owned by the Divorced Spouse and shall require compliance with this
Section 13 prior to any Transfer of such

Stock, including a Transfer thereof into the name of the Divorced Spouse. The Divorced Spouse shall, within 30 days after the divorce becomes final, submit an Offer Notice to the Divorced Shareholder, the Company and the Offered Shareholders. The Offer Notice shall be given concurrently to the Divorced Shareholder, the Company and the Offered Shareholders and shall state that the Divorced Spouse offers to sell the Offered Stock. The Offer Notice shall also specify (i) the date the divorce became final, (ii) the number of shares of Offered Stock, (iii) whether the Divorced Spouse proposes to effect a Transfer of Offered Stock not purchased by the Divorced Shareholder, the Company or the Offered Shareholders, and if so the Offering Price, the name and address of the prospective Transferee or Transferees and the other terms of such proposed Transfer, if any, and (iv) the address of the Divorced Spouse that is to be its location for notices and other communications hereunder.

                          (b)     Within 30 days after receipt of the Offer
Notice, the Divorced Shareholder shall give a Response Notice to the Divorced Spouse, the Company and the Offered Shareholders stating whether such Divorced Shareholder elects to purchase the shares of Offered Stock. If the Divorced Shareholder does not elect to purchase all of the shares of Offered Stock, the Company shall, within 15 days after receipt of the Response Notice of the Divorced Shareholder, give a Response Notice to the Divorced Spouse and the Offered Shareholders stating whether it elects to purchase any of the shares of Offered Stock not to be purchased by the Divorced Shareholder. If all of the Offered Stock is not purchased by the Divorced Shareholder and the Company, or either of them, each of the Offered Shareholders shall, within 15 days after the giving of the Response Notice of the Company, give a Response Notice to the Divorced Spouse, the Company and the other Offered Shareholders as to whether such Offered Shareholder elects to purchase any of the shares of Offered Stock not to be purchased by the Divorced Shareholder or the Company. If there is more than one Purchasing Shareholder, the shares of Offered Stock to be purchased by such Purchasing Shareholders shall be allocated among the Purchasing Shareholders in such proportions as they may mutually agree, or in the absence of such agreement, pro rata according to the relative holdings of shares of Stock of the Purchasing Shareholders on the applicable Determination Date.

                          (c)     If all of the Offered Stock is not purchased
by the Divorced Shareholder, the Company and the Offered Shareholders, or any of them, (i) the Divorced Spouse may, within 30 days following the expiration of the time provided in Section 13(b) hereof for election by the Offered Shareholders to purchase the same, effect a Transfer to the Transferee or Transferees named in the Offer Notice of the balance of the shares of Offered Stock not purchased by the Divorced Shareholder, the Company or the Offered Shareholders, but only in strict compliance with the terms therein stated, and
(ii) the shares of Offered Stock that are not purchased by the Divorced Shareholder, the Company or the Offered Shareholders or as to which the Divorced Spouse fails to complete a Transfer pursuant to the preceding clause
(i) shall be transferred into the name of the Divorced Spouse and shall continue to be subject to the provisions of this Agreement.

                          (d)     If a Transfer of Stock is ever made to a
Person whose spouse is already a Shareholder, so that following such Transfer both husband and wife will be Shareholders, then unless otherwise expressly agreed in a written instrument executed by both husband and wife and delivered to the Company, in the event of the divorce of such Persons, the Person who acquired Stock as of the earliest date shall be the Divorced Shareholder and the spouse who acquired Stock thereafter shall be the Divorced Spouse for purposes of this Section 13.

                 Section 14. Involuntary Transfer. Any Transfer of Stock in connection with any bankruptcy, insolvency or similar proceedings involving a Shareholder or a spouse of a Shareholder or pursuant to any judicial order, legal process, execution or attachment and any other involuntary Transfer not otherwise expressly provided for in this Agreement shall be subject to the restrictions set forth in this Agreement.

                 Section 15. Purchase Price. The purchase price per share of Stock (the "Purchase Price") to be paid by the Company, a Purchasing Shareholder or any other Person for the purchase of Stock pursuant to an Offer Notice shall be as follows:

                          (a)     for purposes of Section 14 hereof, the
Purchase Price shall be the Book Value of the shares of Common Stock and the Stated Value of the shares of Preferred Stock;

                          (b)     for purposes of Sections 11 and 12 hereof,
the Purchase Price shall be the lesser of (i) the Formula Value of the shares of Common Stock, (ii) the Stated Value of the shares of Preferred Stock or
(iii) the Offering Price, if any, specified in the Offer Notice; and

                          (c)     for purposes of Section 13 hereof, the
Purchase Price shall be the lesser of (i) the Book Value of the shares of Common Stock, (ii) the Stated Value of the shares of Preferred Stock, (iii) the Offering Price, if any, specified in the Offer Notice or (iv) the value per share of Stock, if any, specified in the divorce decree.

                 Section 16. Closing. The closing (the "Closing") of the purchase and sale of any shares of Offered Stock shall be held on such date and at such time as is specified in the Response Notice given by the Person or Persons electing to purchase the same (each, a "Purchaser"); provided, however, that (i) the date so specified shall be not less than 45 nor more than 60 days after the date of such Response Notice and (ii) if there is more than one Purchaser, the Closing shall be held on the date specified in the earliest affirmative Response Notice. The Closing shall take place at the principal office of the Company or at such other location as may be mutually agreed upon by the Purchasers and the Person or Persons from which the shares of Offered Stock are to be purchased. At the Closing, each seller of Offered Stock shall deliver a certificate or certificates representing the shares of Offered Stock to be sold by such seller to the Purchasers, duly endorsed in blank or accompanied by stock powers duly executed in blank or otherwise in form acceptable for transfer on the books of the Company, and the Purchasers shall pay to each seller of Offered Stock an amount in cash equal to the Purchase Price for such Stock. Each seller of Offered Stock shall cooperate in good faith with the Purchasers in connection with the Closing. In addition, at the Closing, the personal representative of the estate of a Deceased Shareholder or of a Deceased Spouse, if any, shall deliver to the Purchasers (i) copies of the letters testamentary or letters of administration evidencing his appointment and qualification, (ii) a certificate issued by the Internal Revenue Service pursuant to Section 6325 of the Internal Revenue Code discharging the Stock to be sold from liens imposed by the Internal Revenue Code, and (iii) an estate tax waiver issued by the state of domicile of the Deceased Shareholder or Deceased Spouse.

               Section 17.      Holdback Agreement; Adjustments.

                          (a)     Each Shareholder agrees that, (i) to the
extent requested in writing by a managing underwriter of an IPO or any underwritten public offering effected pursuant to a demand registration request under the Registration Agreement, it will not Transfer any Stock or any other equity security of the Company or any security convertible into or exchangeable or exercisable for any equity security of the Company (other than as part of such underwritten public offering) during the time period reasonably requested by the managing underwriter, not to exceed 180 days, and (ii) to the extent requested in writing by a managing underwriter of any underwritten public offering effected by the Company for its own account within three years after an IPO, it will not Transfer after such offering any of the Stock or any other equity security of the Company or any security convertible into or exchangeable or exercisable for any equity security of the Company (other than as part of such underwritten public offering) during the time period reasonably requested by the managing underwriter, which period shall (x) not exceed 180 days, in the event that it participates in such public offering pursuant to "piggyback" registration rights granted under the Registration Agreement, and (y) not exceed 90 days, in the event that it does not so participate in such public offering.

                          (b)     The Company agrees that it will take all
reasonable steps necessary to effect a subdivision of shares if, with respect to any demand registration request under the Registration Agreement, in the reasonable judgment of the managing underwriter for the offering in respect of such demand registration, such subdivision would enhance the marketability of the securities proposed to be registered thereunder. Each Shareholder agrees to vote all of its shares of capital stock in a manner, and to take all other actions necessary, to permit the Company to carry out the intent of the preceding sentence including, without limitation, voting in favor of an amendment to the Certificate in order to increase the number of authorized shares of capital stock of the Company.

                 Section 18.      Certain Covenants.

                 18.1.    Financial Statements and Other Information.

                          (a)     From the date hereof until completion of an
IPO, the Company shall deliver to each Shareholder (so long as such Shareholder holds at least 1% of the Common Stock) and to each other subsequent holder of at least 1% of the Common Stock:

                                  (i)      within 45 days after the end of each
of the first three quarterly accounting periods in each fiscal year, unaudited consolidating and consolidated statements of income and cash flows of the Company for such fiscal quarter, and unaudited consolidating and consolidated balance sheets of the Company as of the end of such fiscal quarter, setting forth in each case comparisons to the same quarter of the preceding fiscal year, all prepared in accordance with GAAP, consistently applied, subject to the absence of footnote disclosures and to normal year-end adjustments;

                                  (ii)     within 90 days after the end of each
fiscal year, audited consolidating and consolidated statements of income and cash flows of the Company for such fiscal year, and consolidating and consolidated balance sheets of the Company as of the end of such fiscal year, setting forth in each case comparisons to the preceding fiscal year, all prepared in accordance with GAAP, consistently applied, and accompanied by, with respect to the consolidated portions of such statements, an opinion of a "Big Six" independent accounting firm that is unqualified with respect to the scope of such firm's examination and the Company's status as a going concern;

                                  (iii)    promptly (but in any event within
five business days) after the discovery or receipt of notice of any default under any material agreement to which the Company and/or any of its Subsidiaries is a party, which default could have a material adverse effect on the Company or any Subsidiary, an Officer's Certificate specifying the nature and period of existence thereof and what actions the Company has taken and proposes to take with respect thereto;

                                  (iv)     promptly (but in any event within
three business days) after transmission thereof, copies of all financial statements, proxy statements, reports and any other general written communications which the Company sends to its shareholders generally; and

                                  (v)      with reasonable promptness, such
other information and financial data concerning the Company as any Person entitled to receive information under this Section 18.1 may reasonably request.


                          (b)     Each of the financial statements referred to
in this Section 18.1 shall be true and correct in all material respects, and shall fairly and accurately reflect the financial condition and operating results of the Company as of the dates and for the periods stated therein, subject in the case of the unaudited financial statements to changes resulting from normal year-end adjustments (none of which would, alone or in the aggregate, be materially adverse to the financial condition, operating results, assets or operations of the Company and its Subsidiaries taken as a whole).

                 18.2. Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of issuance upon the conversion of the Series A Preferred and Series B Preferred, such number of shares of Common Stock issuable upon the conversion of all outstanding shares of Series A Preferred and Series B Preferred. All shares of Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Company shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common

Stock may be listed (except for official notice of issuance which shall be immediately transmitted by the Company upon issuance).

                 18.3. Public Disclosures. Unless approved by the Board, the Company shall not, nor shall it permit any of its Subsidiaries to, disclose any Shareholder's name or identity as an investor in the Company or any material information related to this Agreement in any press release or other public announcement or in any document or material filed with any governmental entity, without the prior written consent of such Shareholder, unless such disclosure is required by applicable law or governmental regulations or by order of a court of competent jurisdiction, in which case prior to making such disclosure the Company shall give written notice to such Shareholder describing in reasonable detail the proposed content of such disclosure and shall permit such Shareholder to review and comment upon the form and substance of such disclosure.

                 18.4. Certain Events. In the event (i) the Purchase Agreement terminates without the Subsequent Purchase (as defined therein) having been consummated and (ii) the Company purchases from Beacon all shares of Series A Preferred owned by Beacon, then immediately following such purchase, the terms of this Agreement shall automatically and without any further required action of the Shareholders be amended and restated in its entirety to reflect the terms of the Prior Shareholders' Agreement.

                 Section 19. Conflicting Agreements. Each Shareholder represents and warrants that such Shareholder has not granted and is not a party to any proxy, voting trust or other agreement which is inconsistent with or conflicts with any provision of this Agreement, and no holder of Stock shall grant any proxy or become party to any voting trust or other agreement which is inconsistent with or conflicts with any provision of this Agreement.

                 Section 20.      Legend.

                          (a)     Each Shareholder and the Company shall take
all such action necessary (including exchanging with the Company certificates representing shares of Stock issued prior to the date hereof) to cause each certificate representing outstanding shares of Stock to bear a legend containing the following words:

                 "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, EXCHANGED, TRANSFERRED OR OTHERWISE DISPOSED OF (i) UNLESS (A) REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES AND "BLUE SKY" LAWS OR (B) AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND ANY SUCH LAWS IS AVAILABLE AND, IN SUCH CASE, AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO HOLLYWOOD THEATER HOLDINGS, INC. (THE "COMPANY"), SHALL HAVE BEEN DELIVERED TO THE COMPANY TO THE EFFECT THAT THE OFFER, SALE, TRANSFER, DISPOSITION, PLEDGE, HYPOTHECATION OR EXCHANGE THEREOF IS EXEMPT FROM REGISTRATION UNDER THE ACT AND ANY SUCH LAWS) OR (ii) UNLESS SOLD PURSUANT TO AND IN COMPLIANCE WITH RULE 144 OF THE ACT AND APPLICABLE SECURITIES OR "BLUE SKY" LAWS."

                 "IN ADDITION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE RESTRICTIONS ON TRANSFER AND TO THE VOTING AGREEMENTS SET FORTH IN THE SHAREHOLDERS' AND VOTING AGREEMENT DATED AS OF OCTOBER 3, 1996 BY THE COMPANY AND THE PARTIES THERETO, A COPY OF WHICH IS ON FILE IN THE OFFICE OF THE COMPANY."

                          (b)     The requirement that the above securities
legend be placed upon certificates evidencing shares of Stock shall cease and terminate upon the earliest of the following events: (i) when such shares are transferred in an underwritten public offering, (ii) when such shares are transferred pursuant to Rule 144 under the Securities Act or (iii) when such shares are transferred in any other transaction if the seller delivers to the Company an opinion of its counsel, which counsel and opinion shall be reasonably satisfactory to the Company to the effect that such legend is no longer necessary in order to protect the Company against a violation by it of the Securities Act upon any sale or other disposition of such shares without registration thereunder. The requirement that the above legend regarding this Agreement be placed upon certificates evidencing shares of Stock shall cease and terminate upon the sale of such shares of Stock pursuant to a Public Sale. Upon the consummation of any event requiring the removal of a legend hereunder, the Company, upon the surrender of certificates containing such legend, shall, at its own expense, deliver to the holder of any such shares as to which the requirement for such legend shall have terminated, one or more new certificates evidencing such shares not bearing such legend.

                Section 21       Representations and Warranties.

                          (a)     Each party hereto represents and warrants to
the other parties hereto as follows:

                                  (i)      It has full power and authority to
execute, deliver and perform its obligations under this Agreement.

                                  (ii)     This Agreement has been duly and
validly authorized, executed and delivered by it, and constitutes a valid and binding obligation of it, enforceable against it in accordance with its terms except to the extent that enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally.

                                  (iii)    The execution, delivery and
performance of this Agreement by it does not (x) violate, conflict with, or constitute a breach of or default under its organizational documents, if any, or any material agreement to which it is a party or by which it is bound or (y) violate any law, regulation, order, writ, judgment, injunction or decree applicable to it.

                                  (iv)     No consent or approval of, or filing
with, any governmental or regulatory body is required to be obtained or made by it in connection with the transactions contemplated hereby.

                                  (v)      It is not a party to any agreement
which is inconsistent with the rights of any party hereunder or otherwise conflicts with the provisions hereof.

                          (b)     Each Shareholder represents and warrants to
Beacon as follows:

                                  (i)      Schedule 13(b) hereto sets forth a
list of all securities of the Company (including, without limitation, shares of capital stock, convertible securities, debentures, etc.) held of record or beneficially owned by it immediately after the date hereof.

                                  (ii)     Except as set forth on Schedule
13(b) hereto and other than this Agreement, it is not a party to any contract or agreement, written or oral, (i) with respect to the securities of the Company (including, without limitation, any voting agreement, voting trust, stockholder's agreement, registration rights agreement, etc.) or (ii) otherwise with or relating to the Company.

                          (c)     Beacon represents and warrants to the other
parties hereto that prior to the date hereof it was not a party to any contract or agreement, written or oral, with respect to any securities of the Company.

                 Section 22. Put. At any time on or after April 29, 2001, and provided that a Qualified IPO has not then occurred, any holder of Series A Preferred or Series A Conversion Shares may, by written notice of such intent to the Company (the "Put Notice"), require the Company to purchase all but not less than all shares of Series A Preferred or Series A Conversion Shares then held by such holder (any such holder exercising such right is referred to herein as the "Put Holder") at the Put

Price determined as of the date of the Put Notice. The Put Notice shall set forth a date (which shall be not less than sixty 60 days, nor more than ninety 90 days after the date of the Put Notice and which shall be a Business Day) (the "Put Closing Date") for the purchase and sale of the shares of Series A Preferred or Series A Conversion Shares with respect to which such Put Holder is exercising the Put (the "Put Shares"). On the Put Closing Date, the Put Holder shall deliver the certificates evidencing the Put Shares by such Put Holder to the Company duly endorsed, free and clear of all liens, claims and encumbrances of any kind (other than any liens, claims and encumbrances arising under this Agreement or under applicable federal and state securities laws), and the Company shall pay to such Put Holder, in cash, an amount equal (i) the Put Price multiplied by (ii) the number of Put Shares. The amount payable by the Company to any Put Holder upon exercise of the Put shall be paid by certified or cashier's check, by wire transfer or other immediately available funds. The failure of any Put Holder to deliver the certificates evidencing the Put Shares held by such Put Holder to the Company shall not limit or impair the right of such Put Holder to receive the consideration to be paid to such Put Holder upon exercise of the Put. However, the Company may withhold payment of such consideration pending receipt from such Put Holder of such certificates or of evidence that such certificates have been mutilated, lost, stolen or destroyed and satisfactory indemnities with respect thereto. Pending delivery of such certificate(s) (or other evidence and indemnities), the consideration to be paid to such Put Holder shall be held in trust by the Company for such Put Holder and shall be set aside in a separate account for the benefit of such Put Holder, segregated from the other assets of the Company. If the Company is unable to purchase all Put Shares on a Put Closing Date due to state law restrictions or restrictions in the Company's Certificate or its agreements relating to indebtedness for borrowed money, the Company shall purchase all Put Shares which it is then permitted to purchase without violating such restrictions (on a pro rata basis from each Put Holder then exercising the Put), and the Company shall purchase the remaining Put Shares as soon thereafter as possible without violating such restrictions; provided, that in the event the purchase of such remaining securities is postponed for more than ninety (90) days following the original Put Closing Date, the Put Holder(s) shall have the right to have the Put Price redetermined as of such date and may elect to have the Put Price be the higher of the original Put Price or the Put Price determined at such later date. Notwithstanding any other provision of this Agreement, the provisions of this Section 22 shall, with respect to all Shareholders other than Richard M. Durwood, automatically, and without any further required action on the part of the Company or any Shareholder, terminate and cease to be of any force or effect upon the consummation of the Subsequent Purchase (as defined in the Purchase Agreement), provided that the terms of this Section 22 as applicable to Mr. Durwood shall apply to Common Stock owned by Mr. Durwood and shall, upon the consummation of the Subsequent Purchase, be automatically, and without any further required action on the part of the Company or any Shareholder, be modified to provide
(i) that the Put Price shall at all times equal the Market Value multiplied by the number of shares of Common Stock into which the Put Shares are then convertible and (ii) that the Put is exercisable any time on or after the fifth anniversary of the Subsequent Closing (as defined in the Purchase Agreement) (rather than on or after April 29, 2001).

                 Section 23. Duration of Agreement. The rights and obligations of a Shareholder under this Agreement shall terminate at such time as such Shareholder no longer is the beneficial owner of any shares of Stock. This Agreement shall terminate upon the consummation of an IPO, except that the terms of Sections 3.1(b) to 3.12 (only to the extent binding on the Company), 17, 18.2, 18.3, 25 and 32 shall survive until, by their respective terms, they are no longer operative.

                 Section 24. Further Assurances. At any time or from time to time after the date hereof, the parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder.

                 Section 25. Amendment and Waiver. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or any Shareholder unless such modification, amendment or waiver is approved in writing by (i) the Company,
(ii) Shareholders holding at least 75% of the Common Stock (which may include Beacon and/or Stratford), (iii) Beacon (as long as it holds at least 5% of the outstanding Common Stock) and (iv) Stratford (as long as it holds at least 5% of the outstanding Common Stock). The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

                 Section 26. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

                 Section 27. Entire Agreement. Except as otherwise expressly set forth herein, this document and the other documents dated the date hereof embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way, including, without limitation, the Prior Shareholders' Agreement which is amended and restated in its entirety hereby.

                 Section 28. Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and each Shareholder and their respective successors, assigns, heirs and personal representatives, so long as they hold Stock. Except pursuant to a Transfer of Stock in compliance which Section 4, no Shareholder shall have the right to assign its rights and obligations under this Agreement, without the consent of each of the other Shareholders. As long as its Transfer is in compliance with Section 4, Beacon may assign its rights under Section 3.1 to designate Beacon Directors as follows: At such time as Beacon has the right to designate three Beacon Directors, any transferee of 33-1/3% or more of Beacon's shares shall have the right to designate one Beacon Director. At such time as Beacon has the right to designate one or two Beacon Directors, any transferee of 50% or more of Beacon's shares shall have the right to designate one Beacon Director.

                 Section 29. Counterparts. This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

                 Section 30. Remedies. Each Shareholder shall be entitled to enforce its rights under this Agreement specifically to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that each party may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

                 Section 31. Notices. Any notice provided for in this Agreement shall be in writing and shall be either personally delivered, or mailed first class mail (postage prepaid) or sent by reputable overnight courier service (charges prepaid) to the Company at the address set forth below and to any other recipient at the address indicated on Schedule 31 hereto and to any subsequent holder of Stock subject to this Agreement at such address as indicated by the Company's records, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder when delivered personally, three days after deposit in the U.S. mail and one day after deposit with a reputable overnight courier service. The Company's address is:

                 Hollywood Theater Holdings, Inc.
                 2911 Turtle Creek Blvd.
                 Suite 1150
                 Dallas, Texas 75219
                 Telecopy:  (214) 520-2323
                 Attention:  Thomas W. Stephenson, Jr.

                 Section 32. Governing Law; Consent to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of law. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of Delaware and of the United States of America, in each case located in the County of New Castle, for any action, proceeding or investigation in any court or before any governmental authority ("Litigation") arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any Litigation relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth in this Agreement shall be effective service of process for any Litigation brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any Litigation arising out of this Agreement or the transactions contemplated hereby in the courts of the State of Delaware or the United States of America, in each case located in the County of New Castle, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Litigation brought in any such court has been brought in an inconvenient forum. Each of the parties irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any and all rights to trial by jury in connection with any Litigation arising out of or relating to this Agreement or the transactions contemplated hereby.

                 Section 33. Miscellaneous. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. This Agreement is intended to be a voting agreement among stockholders as permitted by Section 218(c) of the Delaware General Corporation Law.

        Section 34. Construction. Where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.

                IN WITNESS WHEREOF, the parties hereto have executed this Shareholders' and Voting Agreement on the day and year first above written.


                      HOLLYWOOD THEATER HOLDINGS, INC.


                      By:       /s/ Thomas W. Stephenson, Jr.
                         -------------------------------------------------------
                      Name:       Thomas W. Stephenson, Jr.
                           -----------------------------------------------------
                      Title:          President
                            ----------------------------------------------------

                      THE BEACON GROUP III - FOCUS VALUE FUND, L.P.

                      By:  Focus Value Investors, L.L.C., its general partner

                      By:  Focus Value GP, Inc., its managing member

                      By:        /s/ Focus Value GP, Inc.
                         -------------------------------------------------------
                      Name:
                           -----------------------------------------------------
                      Title:
                            ----------------------------------------------------

                      STRATFORD CAPITAL PARTNERS, L.P.

                      By:  Stratford Capital GP Associates, L.P.

                      By:  Stratford Capital Corporation

                      By:   /s/ Stratford Capital Corporation
                         -------------------------------------------------------
                      Name:
                           -----------------------------------------------------
                      Title:
                            ----------------------------------------------------

                      PRECEPT INVESTORS, INC.

                      By:    /s/ Precept Investors, Inc.
                         -------------------------------------------------------
                      Name:
                           -----------------------------------------------------
                      Title:
                            ----------------------------------------------------

                                FIRST AMENDMENT

                                       TO

                       SHAREHOLDERS' AND VOTING AGREEMENT

                 This First Amendment, dated as of November 1, 1996 (this "First Amendment"), by and among HOLLYWOOD THEATER HOLDINGS, INC., a Delaware Corporation (the "Company"), THE BEACON GROUP III - FOCUS VALUE FUND, L.P., a Delaware Limited Partnership ("Beacon") and each of the other shareholders of the Company executing one of the signature pages attached hereto or otherwise subject to this First Amendment, amends that certain Shareholders and Voting Agreement dated as of October 3, 1996 (the "Shareholders' Agreement") by and among the Company, Beacon and each of the shareholders of the Company executing one of the signature pages attached thereto or otherwise subject thereto. Capitalized terms used herein but not defined herein have the meanings assigned to such terms in the Shareholders' Agreement.

                 WHEREAS, the holders of in excess of 80% of the combined voting power of the capital stock of the Company outstanding immediately prior to the initial investment by Beacon in the Company executed the Shareholders' Agreement to serve as an amendment and restatement of the Prior Shareholders' Agreement and as a result thereof all shareholders signatory to the Prior Shareholders' Agreement became subject to and bound by the Shareholders' Agreement; and



                 WHEREAS, the (i) the Company, (ii) Shareholders holding at least 75% of the Common Stock (including Beacon and Stratford), such percentage being calculated as provided in the Shareholders Agreement, (iii) Beacon and
(iv) Stratford desire to amend the Shareholders' Agreement to clarify certain ambiguities and in certain other respects, and as a result of such amendments all shareholders subject the Shareholders' Agreement will continue to be subject to the Shareholders' Agreement as amended by this First Amendment;

                 NOW, THEREFORE, in consideration of the premises and other good and valuable consideration the receipt of which is acknowledged, the parties hereto agree as follows:

                 1.       AMENDMENT TO PREAMBLE.   The first paragraph of the
Shareholders' Agreement is hereby amended to include the following words to the end thereof:

                 "or otherwise subject hereto"

                 2. AMENDMENT TO SECTION 2. Section 2 of the Shareholders' Agreement is hereby amended and restated to read in its entirety as follows:

                 "Section 2.      Methodology for Calculations.  For purposes
                 of this Agreement, the Transfer of a Common Stock Equivalent shall be treated as the Transfer of the shares of Common Stock into which such Common Stock Equivalent can be converted, exchanged or exercised. Except as otherwise provided in this Agreement, for purposes of calculating (i) the amount of outstanding Common Stock as of any date, (ii) the amount of Common Stock owned by a Person hereunder, and (iii) related percentages,
                 (x) between the date hereof and the Subsequent Closing all shares of Series A Preferred outstanding as of the date hereof (but no other Common Stock Equivalents) shall be treated as having been converted, exchanged or exercised and (y) from and after the Subsequent Closing, all shares of Series B Preferred outstanding immediately after the Subsequent Closing (but no other Common Stock Equivalents) shall be treated as having been converted, exchanged or exercised."

                 3. AMENDMENT TO SECTION 22. Section 22 of the Shareholders' Agreement is hereby amended by deleting the final sentence thereof and replacing such sentence with the following:

                 "Notwithstanding any other provision of this Agreement, the provisions of this Section 22 shall, with respect to all Shareholders other than Richard M. Durwood and/or the Richard
                 M. Durwood Revocable Trust (collectively, "Durwood"), automatically, and without any further required action on the part of the Company or any Shareholder, terminate and cease to be of any force or effect upon the consummation of the Subsequent Purchase (as defined in the Purchase Agreement). Upon consummation of the Subsequent Purchase, notwithstanding the limitation in the first sentence of this Section 22 to the holders Series A Preferred or Series A Conversion Shares, the terms of this Section 22 shall become applicable to Durwood as a holder of Common Stock automatically, and without any further required action on the part of the Company or any Shareholder, and shall apply to any and all shares of Common Stock owned by Durwood; provided that as this Section 22 applies to Durwood, the terms of this Section 22 shall, upon the consummation of the Subsequent Purchase, be automatically, and without any further required action on the part of the Company or any Shareholder, be modified to provide that (i) as used in this Section 22, the term "Put Holder" shall mean Durwood, (ii) as used in this Section 22, the term "Put Shares" shall mean the shares of Common Stock owned by Durwood, (iii) as used in this Section 22, the term "Put Price" shall mean a price equal to the Market Value multiplied by the number of shares of Common Stock constituting the Put Shares and (iv) the Put

                 Notice may not be delivered by Durwood prior to October 31, 2001 (rather than April 29, 2001)."

                 4. AMENDMENT TO SECTION 23. Section 23 of the Shareholders' Agreement is hereby amended by deleting the parenthetical phrase "(only to the extent binding on the Company)" from the final sentence thereof.

                 5. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

                 6. COUNTERPARTS. This First Amendment may be executed in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

                 IN WITNESS WHEREOF, the parties have executed this First Amendment to Shareholders' and Voting Agreement on the day and year first above written.

                            [SIGNATURE PAGES FOLLOW]

                              HOLLYWOOD THEATER HOLDINGS, INC.

                                   /s/ Thomas W. Stephenson, Jr.
                              --------------------------------------------------

                              By:  Thomas W. Stephenson, Jr.
                                   President

                              THE BEACON GROUP III - FOCUS
                              VALUE FUND, L.P.

                              By:   Focus Value Investors, L.L.C.,
                                     Its General Partner

                              By:   Focus Value GP, Inc.,
                                    a Member

                              By:     /s/ Focus Value GP, Inc.
                                 -----------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                              PRECEPT INVESTORS, INC.

                              By:     /s/ Precept Investors, Inc.
                                 -----------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                              STRATFORD CAPITAL PARTNERS, L.P.

                              By: Stratford Capital GP Associates, L.P.
                                  General Partner

                              By: Stratford Capital Corporation,
                                  its General Partner

                              By:     /s/ Stratford Capital Corporation
                                 -----------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                   /s/ Thomas W. Stephenson, Jr.
                              --------------------------------------------------
                              Thomas W. Stephenson, Jr.

                                   /s/ Jeffery L. Lightfoot
                              --------------------------------------------------
                              Jeffery L. Lightfoot

                                   /s/ James R. McNab, Jr.
                              --------------------------------------------------
                              James R. McNab, Jr.

                                  /s/ Mary W. McNab
                              --------------------------------------------------
                              Mary W. McNab

                                   /s/ Esther J. McNab
                              --------------------------------------------------
                              Esther J. McNab

                                   /s/ Elizabeth Scott McNab
                              --------------------------------------------------
                              Elizabeth Scott McNab

                                   /s/ James R. McNab, Jr.
                              --------------------------------------------------
                              James R. McNab III UGMA,
                              c/o James R. McNab, Jr., Custodian

                              LKCM Theater Partners, L.P.

                              By:     /s/ LKCM Theater Partners, L.P.
                                 -----------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  Mistral Entertainment LLC

                              By:     Mistral Entertainment LLC
                                 -----------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                   /s/ Sidney L. Tassin
                              --------------------------------------------------
                              Sidney L. Tassin

                                   /s/ Christopher Bancroft
                              --------------------------------------------------
                              Christopher Bancroft

                                   /s/ Thomas G. Mendell
                              --------------------------------------------------
                              Thomas G. Mendell

                                   /s/ Stephen P. Wilkes
                              --------------------------------------------------
                              Stephen P. Wilkes

                                   /s/ Edward L. Thomas
                              --------------------------------------------------
                              Edward L. Thomas

                                   /s/ Robert Feldman
                              --------------------------------------------------
                              H.V.H. 1995 Trust

                              By: Robert Feldman, Trustee
                                   /s/ Robert Feldman
                              --------------------------------------------------
                              K.S.H. 1995 Trust
                              By: Robert Feldman, Trustee

                                   /s/ Robert Feldman
                              --------------------------------------------------
                              A.M.H. 1995 Trust
                              By: Robert Feldman, Trustee

                                   /s/ Susan Hodges
                              --------------------------------------------------
                              Susan Hodges, Custodian under the UGMA
                              f/b/o Holston H. Hodges

                                   /s/ Susan Hodges
                              --------------------------------------------------
                              Susan Hodges, Custodian under the UGMA
                              f/b/o David F. Hodges

                                SECOND AMENDMENT

                                       TO

                       SHAREHOLDERS' AND VOTING AGREEMENT

                 This Second Amendment, dated as of April 25, 1997 the "Second Amendment"), by and among HOLLYWOOD THEATER HOLDINGS, INC., a Delaware corporation (the "Company"), THE BEACON GROUP III - FOCUS VALUE FUND, L.P., a Delaware limited partnership ("Beacon") and each of the other shareholders of the Company executing one of the signature pages attached hereto or otherwise subject to this Second Amendment, amends that certain Shareholders' and Voting Agreement dated as of October 3, 1996 (the "Shareholders' Agreement") by and among the Company, Beacon and each of the shareholders of the Company executing one of the signature pages attached thereto or otherwise subject thereto, as amended by the First Amendment thereto, dated as of November 1, 1996. Capitalized terms used herein but not defined herein have the meanings assigned to such terms in the Shareholders' Agreement.

                 WHEREAS, the Company and Beacon have entered into a Subscription Agreement, dated as of the date hereof, pursuant to which the Company is issuing, and Beacon is purchasing, shares of Series C Convertible Preferred Stock, par value $.01 per share, of the Company (the "Series C Preferred") and Common Stock of the Company;

                 WHEREAS, the (i) the Company, (ii) Shareholders holding at least 75% of the Common Stock (including Beacon and Stratford), such percentage being calculated as provided in the Shareholders' Agreement, (iii) Beacon and
(iv) Stratford desire to amend the Shareholders' Agreement;

                 NOW, THEREFORE, in consideration of the premises and other good and valuable consideration the receipt of which is acknowledged, the parties hereto agree as follows:

                 1. AMENDMENT TO RECITALS. The second recital of the Shareholders' Agreement is hereby amended and restated in its entirety as follows:

                 WHEREAS, the Purchase Agreement contemplates that, subject to the terms and conditions thereof, Beacon will purchase, at a subsequent closing, shares of Series B Convertible Preferred Stock of the Company, par value $.01 per share and shares of Common Stock of the Company;

                 2. AMENDMENT TO SECTION 1. The definition of the term "Common Stock Equivalents" set forth in Section 1 of the Shareholders' Agreement is hereby amended and restated to read in its entirety as follows:

                 "Common Stock Equivalents" means securities convertible into, or exchangeable or exercisable for, shares of Common Stock, including without limitation, the Series A Preferred, the Series B Preferred and the Series C Preferred.

                 3. AMENDMENT TO SECTION 1. The definition of the term "Conversion Shares" set forth in Section 1 of the Shareholders' Agreement is hereby amended and restated in its entirety as follows:

                 "Conversion Shares" means shares of Common Stock (i) issuable upon the conversion of the Series A Preferred and the Series B Preferred issued or issuable to Beacon under the Purchase Agreement or (ii) issuable upon the conversion of the Series C Preferred issued to Beacon under the Subscription Agreement.

                 4. AMENDMENT TO SECTION 1. The definition of the term "Series B Preferred" set forth in Section 1 of the Shareholders' Agreement is hereby amended and restated in its entirety as follows:

                 "Series B Preferred" means the Series B Convertible Preferred Stock, $.01 par value per share of the Company, provided, that each share of Series C Convertible Preferred Stock, $.01 par value per share of the Company ("Series C Preferred") shall for all purposes hereunder other than for purposes of the definition of "Stated Value", be treated as shares of Series B Preferred, and all references herein to Series B Preferred (other than references in the definition of "Stated Value") shall be deemed to include both the Series B Preferred and Series C Preferred.

                 5. AMENDMENT TO SECTION 1. The definition of the term "Stated Value" set forth in Section 1 of the Shareholders' Agreement is hereby amended and restated in its entirety as follows:

                 "Stated Value" means (i) $100 plus accrued and unpaid dividends in the case of the Series A Preferred, (ii) $175 plus accrued and unpaid dividends in the case of the Series B Preferred and (iii) $195 plus accrued and unpaid dividends in the case of Series C Preferred.

                 6. AMENDMENT TO SECTION 1. Section 1 of the Shareholders' Agreement is hereby amended to include the following:

                 "Subscription Agreement" means the Subscription Agreement, dated as of April 25,1997, between the Company and Beacon, as it may be amended, modified, replaced or superseded from time to time.

                 7. AMENDMENT TO SECTION 2. Section 2 of the Shareholders' Agreement is hereby amended and restated in its entirety as follows:

                 "Section 2. Methodology for Calculations. For purposes of this Agreement, the Transfer of a Common Stock Equivalent shall be treated as the Transfer of the shares of Common Stock into which such Common Stock Equivalent can be converted, exchanged or exercised. Except as otherwise provided in this Agreement, for purposes of calculating (i) the amount of outstanding Common Stock as of any date, (ii) the amount of Common Stock owned by a Person hereunder, and (iii) related percentages, (x) between the date hereof and the Subsequent Closing all shares of Series

A Preferred outstanding as of the date hereof (but no other Common Stock Equivalents) shall be treated as having been converted, exchanged or exercised and (y) from and after the Subsequent Closing, all shares of Series B Preferred outstanding immediately after the Subsequent Closing and all shares of Series C Preferred (but no other Common Stock Equivalents) shall be treated as having been converted, exchanged or exercised."

                 8. APPROVAL. The signatures of each of the parties below shall constitute the approval of each such party for all purposes to the form, terms and provisions of this Second Amendment to the Shareholders' Agreement.

                 9. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

                 10. NO FURTHER AMENDMENT. Except as amended hereby, the Shareholders' Agreement shall remain in full force and effect.

                 11. COUNTERPARTS. This Second Amendment may be executed in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

                 IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Shareholders' Agreement on the day and year first above written.

                                  HOLLYWOOD THEATER HOLDINGS, INC.

                                  By:     /s/ Thomas W. Stephenson, Jr.
                                     -----------------------------------------
                                  Name:      Thomas W. Stephenson, Jr.
                                       ---------------------------------------
                                  Title:        President
                                        --------------------------------------

                                  THE BEACON GROUP III - FOCUS VALUE FUND, L.P.

                                  By:    /s/ Focus Value Investors, L.L.C.
                                     -------------------------------------------
                                           Focus Value Investors, L.L.C.,
                                           Its General Partner

                                  By:    /s/ Focus Value GP, Inc.
                                     -------------------------------------------
                                           Focus Value GP, Inc.,
                                           a Member

                                  PRECEPT INVESTORS, INC.

                                  By:     /s/ Precept Investors, Inc.
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                          STRATFORD CAPITAL PARTNERS, L.P.

                          By:    /s/ Stratford Capital GP Associates, L.P.
                             ----------------------------------------------
                                  Stratford Capital GP Associates, L.P.
                                  its General Partner

                          By:    /s/ Stratford Capital Corporation
                             ------------------------------------------------
                                  Stratford Capital Corporation,
                                  its General Partner

                             /s/ Thomas W. Stephenson, Jr.
                          -----------------------------------------------
                          Thomas W. Stephenson, Jr.

                             /s/ Jeffrey L. Lightfoot
                          ---------------------------------------------------
                          Jeffrey L. Lightfoot

                             /s/ James R. McNab, Jr.
                          -----------------------------------------------
                          James R. McNab, Jr.

                             /s/ Mary W. McNab
                          ----------------------------------------------
                          Mary W. McNab

                             /s/ Esther J. McNab
                          --------------------------------------------------
                          Esther J. McNab

                              /s/ Elizabeth Scott McNab
                          ------------------------------------------------
                          Elizabeth Scott McNab

                             /s/ James R. McNab III UGMA
                          --------------------------------------------
                          James R. McNab III UGMA,
                          c/o James R. McNab, Jr., Custodian

                          LKCM Theater Partners, L.P.

                          By:   /s/ LKCM Theater Partners, L.P.
                             ---------------------------------------------------
                          Name:
                               -------------------------------------------------
                          Title:
                                ------------------------------------------------

                          Mistral Entertainment LLC

                          By:   /s/ Mistral Entertainment LLC
                             -------------------------------------------------
                          Name:
                               -------------------------------------------------
                          Title:
                                ------------------------------------------------

                             /s/ Sidney L. Tassin
                          ----------------------------------------
                          Sidney L. Tassin

                             /s/ Christopher Bancroft
                          ----------------------------------------
                          Christopher Bancroft

                             /s/ Thomas G. Mendell
                          ----------------------------------------
                          Thomas G. Mendell

                             /s/ Stephen P. Wilkes
                          ----------------------------------------
                          Stephen P. Wilkes

                           /s/ Edward L. Thomas
                          ----------------------------------------
                          Edward L. Thomas


                          H.V.H. 1995 Trust

                           /s/ Robert Feldman
                          ----------------------------------------------------
                          By:  Robert Feldman, Trustee

                          K.S.H. 1995 Trust

                             /s/ Robert Feldman
                          ----------------------------------------------------
                          By:  Robert Feldman, Trustee

                          A.M.H. 1995 Trust

                             /s/ Robert Feldman
                          ----------------------------------------------------
                          By:  Robert Feldman, Trustee

                             /s/ Susan Hodges
                          ----------------------------------------------------
                          Susan Hodges, Custodian under the UGMA
                          f/b/o Holston H. Hodges

                              /s/ Susan Hodges
                          ----------------------------------------------------
                          Susan Hodges, Custodian under the UGMA
                          f/b/o David F. Hodges

                          RICHARD M. DURWOOD REVOCABLE TRUST

                          By:   /s/ Richard M. Durwood
                             -------------------------------------------------
                                  Richard M. Durwood,
                                  Trustee

                          The undersigned hereby consents to the
                          foregoing agreement.

                             /s/ Maureen W. Durwood
                          ----------------------------------------------------
                          Maureen W. Durwood